                                                     E X E C U T I O N   C O P Y

           NINETEENTH AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER

                  THIS NINETEENTH AMENDMENT TO CREDIT AGREEMENT AND
LIMITED WAIVER (this "Amendment"), dated as of December 27, 2000, is by and between KAISER ALUMINUM & CHEMICAL CORPORATION, a Delaware corporation (the
"Company"), KAISER ALUMINUM CORPORATION, a Delaware corporation (the "Parent
Guarantor"), the various financial institutions that are or may from time to time become parties to the Credit Agreement referred to below (collectively, the
"Lenders" and, individually, a "Lender"), and Bank of America, N.A. (successor to BankAmerica Business Credit, Inc., a Delaware corporation), as agent (in such capacity, together with its successors and assigns in such capacity, the
"Agent") for the Lenders. Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement, as amended hereby.

                              W I T N E S S E T H:

                  WHEREAS, the Company, the Parent Guarantor, the Lenders and
the Agent are parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third
Amendment to Credit Agreement and Acknowledgement, dated as of July 20, 1995, the Fourth Amendment to Credit Agreement, dated as of October 17, 1995, the
Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth
Amendment to Credit Agreement, dated as of October 1, 1996, the Seventh
Amendment to Credit Agreement, dated as of December 17, 1996, the Eighth
Amendment to Credit Agreement, dated as of February 24, 1997, the Ninth
Amendment to Credit Agreement and Acknowledgment, dated as of April 21, 1997, the Tenth Amendment to Credit Agreement and Assignment, dated as of June 25,
1997, the Eleventh Amendment to Credit Agreement and Limited Waivers, dated as of October 20, 1997, the Twelfth Amendment to Credit Agreement, dated as of
January 13, 1998, the Thirteenth Amendment to Credit Agreement, dated as of July
20, 1998, the Fourteenth Amendment to Credit Agreement, dated as of December 11,
1998, the Fifteenth Amendment to Credit Agreement, dated as of February 23,
1999, the Sixteenth Amendment to Credit Agreement, dated as of March 26, 1999, the Seventeenth Amendment to Credit Agreement, dated as of September 24, 1999, and the Eighteenth Amendment to Credit Agreement, dated as of February 11, 2000
(the "Credit Agreement"); and

                  WHEREAS, the parties hereto have agreed to amend the Credit
Agreement as herein provided;

                  NOW, THEREFORE, the parties hereto agree as follows:

Section 1.    Amendments to Credit Agreement.

1.1  Amendments to Article I:  Definitions and Accounting Terms.

         A. Section 1.1 of the Credit Agreement is hereby amended by amending the definitions of "Collateral Documents," "Currency Hedge Providers,"
"Intercreditor Agreement," "Minimum Net Worth," "Obligations," and "Secured
Lenders" contained therein to read in their entirety as follows:

                           '"Collateral Documents' means, collectively, the
                  Parent Collateral Documents, the Company Collateral Documents,
                  the Subsidiary Collateral Documents, the Collection Bank
                  Agreements, the Concentration Bank Agreement, and each other
                  Instrument or document pursuant to which a Lien is granted to the Agent (or perfected in favor of the Agent) (or to or in favor of any agent, trustee, or other Person acting on the
                  Agent's behalf) as security for any of the Obligations, as any of the foregoing may be amended, supplemented, restated, or otherwise modified from time to time in accordance with the provisions hereof or thereof. Anything in this Agreement or in any other Loan Document to the contrary notwithstanding, the
                  Obligations secured under each Collateral Document shall be deemed to include all Currency Hedge Obligations and Cash
                  Management Obligations now existing or hereafter arising;
                  provided, however, that anything in this Agreement or in any other Loan Document to the contrary notwithstanding, (a) with respect to any Cash Management Obligations constituting
                  Indebtedness (as defined in the Senior Indenture, the New
                  Senior Indenture or the Additional New Senior Indentures), the
                  Collateral shall not include any U.S. Fixed Assets (as defined in the Senior Indenture, the New Senior Indenture or the
                  Additional New Senior Indentures) and (b) no Proceeds of any
                  U.S. Fixed Assets, or of the disposition by the Agent of any
                  U.S. Fixed Assets, shall be applied toward the satisfaction of any Cash Management Obligations constituting Indebtedness (as defined in the Senior Indenture, the New Senior Indenture or the Additional New Senior Indentures)."

                           '"Currency Hedge Providers' means all Lenders party
                  to a Currency Hedge Agreement and, in their capacity as a
                  Currency Hedge Provider, party to the Intercreditor
                  Agreement."

                           "'Intercreditor Agreement' means the intercreditor
                  agreement executed and delivered by the Agent, each Lender, each Lender party to a Currency Hedge Agreement and each
                  Lender providing Cash Management Services, in substantially the form of Exhibit U attached hereto, as amended,
                  supplemented, restated or otherwise modified from time to time in accordance with the provisions thereof."

                           "'Minimum Net Worth' means (a) for each Fiscal
                  Quarter of the Company ending on or prior to December 31, 1998
                  (commencing with the Fiscal Quarter ending September 30,
                  1996), $500,000,000 plus 50% of Net Income (but not loss) for each such Fiscal Quarter, (b) for the Fiscal Quarters of the
                  Company ending on March 31, 1999 and June 30, 1999,
                  $600,000,000 plus 50% of Net Income (but not loss) for each such Fiscal Quarter, (c) for the Fiscal Quarters of the
                  Company ending on September 30, 1999, December 31, 1999,
                  March 31, 2000, June 30, 2000 and September 30, 2000,
                  $550,000,000 plus 50% of Net Income (but not loss) for each such Fiscal Quarter, and (d) for each Fiscal Quarter of the
                  Company ending thereafter, $515,000,000 plus 50% of Net Income
                  (but not loss) for each such Fiscal Quarter; provided that the calculation of Minimum Net Worth shall exclude (i) the effect of any non-cash charges, up to an aggregate amount of
                  $70,000,000, in respect of the Micromill project, including
                  (without limitation) any write-down of Micromill project
                  assets located at the Center for Technology in Pleasanton,
                  California, and at the Micromill facility near Reno, Nevada,
                  (ii) the net cumulative effect of any mark-to-market gains or losses incurred after December 31, 1998, up to an aggregate net amount of $50,000,000 of losses, on aluminum hedging
                  agreements of the Company and its Subsidiaries that do not qualify for hedging treatment under GAAP, (iii) the effect of any non-cash charges, up to an aggregate amount of
                  $30,000,000, in respect of the settlement of the Company's labor dispute with the United Steelworkers of America, and
                  (iv) the net cumulative effect of any gains or losses, up to an aggregate net amount of $50,000,000 of losses, in respect of adjustments to the net cost basis of the assets of the
                  Gramercy, Louisiana facility as a result of the explosion at such facility, all of the above adjustments to be reflected on the relevant Compliance Certificate."

                           "'Obligations' means (a) all obligations (monetary or
                  otherwise) of the Company and each other Obligor arising under or in connection with this Agreement, the Letters of Credit, and each other Loan Document, (b) all Currency Hedge
                  Obligations, and (c) all Cash Management Obligations."

                           "'Secured Lenders' means the Agent, each Lender, each
                  Issuer Bank, each Currency Hedge Provider and each Cash
                  Management Provider, together with any successors and assigns thereto."

         B.   Section 1.1 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order:

                           "'Cash Management Obligations' means, with respect to
                  the Company, all liabilities and obligations (monetary or
                  otherwise) of the Company arising in connection with Cash
                  Management Services."

                           "'Cash Management Providers'  means all Lenders
                  providing Cash Management Services and, in their capacity as a
                  Cash Management Provider, party to the Intercreditor Agreement."

                            "'Cash Management Services' means any one or more of
                  the following types of services or facilities extended to the
                  Company by a Cash Management Provider: (a) credit cards; and
                  (b) any cash management or related services including
                  automatic clearing house transfer of funds by a Cash Management
                  Provider for the account of the Company pursuant to
                  agreement or overdrafts."

         C.       Section 1.1 of the Credit Agreement is hereby further amended by adding the following to the end of the definition of "Interest Coverage
Ratio" contained therein:

                  "; provided that the calculation of EBITDA for purposes of the calculation of the Interest Coverage Ratio shall exclude the effect of any non-cash charges, up to an aggregate amount of
                  $40,000,000, in respect of the write-down of the carrying
                  value of the Tacoma and Mead facilities."

1.2  Amendment to Article II:  Commitments and Borrowing Procedures

                  Section 2.1.1(b) of the Credit Agreement is hereby amended by deleting the reference to "$325,000,000" contained therein and substituting a reference to "$300,000,000" therefor.

1.3  Amendments to Article IX:  Covenants

         A.   Section 9.2.2(b)(x) of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "(x) Indebtedness of the Company in respect of (1)
                  unsecured Hedging Obligations; (2) secured Hedging
                  Obligations; (3) Currency Hedge Agreements, provided the
                  remaining Dollar amount (or the Dollar Equivalent thereof) of all currency payments the Company is obligated to make under all such Currency Hedge Agreements (including any payments that would be payable by the Company following the exercise of any foreign exchange option sold by the Company but excluding, during the period prior to the date of exercise, any payments that would be payable by the Company following the exercise of any foreign exchange option purchased by the Company) does not exceed $500,000,000, in the aggregate, at any time; and (4)
                  Cash Management Obligations;"

         B.   Section 9.2.3(n) and Section 9.2.3(w) of the Credit Agreement are
hereby amended to read in their entirety as follows:

                           "(n) Liens on the Company's or any of its
                  Subsidiary's rights under agreements with respect to spot, forward, future and option transactions, entered into in the ordinary course of business, involving (or, in the case of futures and options, for or relating to) the purchase and sale of aluminum, alumina, bauxite, energy or other commodities used in the production process or on the transaction accounts in which such transactions are effected securing the Company's or such Subsidiary's obligations under such agreements;

                           "(w) Liens (i) securing the obligations of the
                  Company under Currency Hedge Agreements, provided (1) the
                  remaining Dollar amount (or the Dollar Equivalent thereof) of all currency payments the Company is obligated to make under all such Currency Hedge Agreements (including any payments that would be payable by the Company following the exercise of any foreign exchange option sold by the Company but excluding, during the period prior to the date of exercise, any payments that would be payable by the Company following the exercise of any foreign exchange option purchased by the Company) does not exceed $500,000,000, in the aggregate, at any time, and (2)
                  all Property which is subject to any such Lien constitutes
                  Collateral; (ii) securing Cash Management Obligations,
                  provided all Property which is subject to any such Lien
                  constitutes Collateral; or (iii) securing Hedging
                  Obligations;"

         C.   Section 9.2.4(b) of the Credit Agreement is hereby amended by amending the table contained therein to read in its entirety as follows:

         "Date                                                  Ratio
          ----                                                  ------------
         First Fiscal Quarter of 1998                           0.80 to 1.00
         Second Fiscal Quarter of 1998                          1.20 to 1.00
         Third Fiscal Quarter of 1998                           1.60 to 1.00
         Fourth Fiscal Quarter of 1998                          1.10 to 1.00
         First Fiscal Quarter of 1999                           No Test
         Second Fiscal Quarter of 1999                          No Test
         Third Fiscal Quarter of 1999                           No Test
         Fourth Fiscal Quarter of 1999                          No Test
         First Fiscal Quarter of 2000                           0.50 to 1.00
         Second Fiscal Quarter of 2000                          1.00 to 1.00
         Third Fiscal Quarter of 2000                           1.25 to 1.00
         Fourth Fiscal Quarter of 2000                          1.00 to 1.00
         First Fiscal Quarter of 2001                           1.00 to 1.00
         Second Fiscal Quarter of 2001 and Thereafter           1.00 to 1.00"

         D.      Section 9.2.5(k) of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "(k) Investments in the form of advance payments in
                  connection with (i) Hedging Obligations, (ii) Currency Hedge
                  Agreements, and (iii) spot, forward, future and option
                  transactions, entered into in the ordinary course of business, involving (or, in the case of futures and options, for or
                  relating to) the purchase and sale of aluminum, alumina,
                  bauxite, energy or other commodities used in the production process;"

          E.      Section 9.2.7 of the Credit Agreement is hereby amended by amending the table contained therein to read in its entirety as follows:

"Fiscal Year                                        Base Amount
 -----------                                        -----------
     1994                                          $  60,000,000
     1995                                          $  80,000,000
     1996                                           $175,000,000
     1997                                           $175,000,000
     1998                                           $140,000,000
     1999                                           $140,000,000
     2000                                           $185,000,000
     Thereafter                                     $140,000,000 "

         F.   Section 9.2.11(j) of the Credit Agreement is hereby amended by deleting the reference to "$25,000,000" contained therein and substituting a reference to "$35,000,000" therefor.

         G. Section 9.2.14 of the Credit Agreement is hereby amended by deleting the two references to "$1,500,000" contained in clause (d) of the second paragraph thereof and substituting a reference to "$2,250,000" therefor.

1.4  Amendment to Exhibits.

                  Exhibit U to the Credit Agreement is hereby deleted and
Exhibit I hereto substituted therefor.

1.5  Amendment to Signature Pages.

                  The Percentages set forth opposite the Lenders' names on the signature pages of the Credit Agreement are hereby amended to read as follows:

                  "Bank of America, N.A.                               36.307%
                  Congress Financial Corporation (Western)             27.768%
                  La Salle Bank National Association                    5.666%
                  The CIT Group/Business Credit, Inc.                   7.333%
                  Transamerica Business Credit Corporation              7.362%
                  Heller Financial, Inc.                               10.333%
                  ABN AMRO Bank N.V.                                    5.231%  "

1.6  Amendments to Collateral Documents.

                  The parties agree that, as of the Nineteenth Amendment
Effective Date (as defined below), the Parent Security Agreement, the Company
Pledge Agreement, the Company Security Agreement, the Subsidiary Guaranty, the
Subsidiary Security Agreement, the Company Deeds of Trust, the Company Mortgages
and the Intercompany Note Pledge Agreement shall be amended or supplemented as set forth in Exhibits II, III, IV, V, VI, VII, VIII and IX hereto, respectively.

Section 2.    Limited Waiver.

                  The undersigned Lenders, constituting Required Lenders under the Credit Agreement, hereby waive compliance with the provisions of Section
9.2.6(b)(ii) of the Credit Agreement to the extent, and only to the extent, necessary to permit Alumina Partners of Jamaica, a Subsidiary of the Company, to
purchase and cancel a portion of its Caribbean Basin Projects Financing
Authority Bonds in the aggregate principal amount of $34,000,000 (only
$22,100,000 of such amount to be paid by the Company) and to pay accrued interest thereon.

                  Without limiting the generality of the provisions of Section
12.1 of the Credit Agreement, the waiver set forth in this Section 2 shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of Section 9.2.6(b)(ii) of the Credit Agreement in the
manner and to the extent described above, and nothing in this Section 2 shall be deemed to (a) constitute a waiver of compliance by Company (i) with respect to
Section 9.2.6(b)(ii) of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or (b) prejudice any right or remedy that Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

Section 3.    Conditions to Effectiveness.

                  This Amendment shall become effective as of the date hereof only when the following conditions shall have been satisfied and notice thereof shall have been given by the Agent to the Parent Guarantor, the Company and each
Lender (the date of satisfaction of such conditions and the giving of such notice being referred to herein as the "Nineteenth Amendment Effective Date"):

         A. The Agent shall have received for each Lender counterparts hereof duly executed on behalf of the Parent Guarantor, the Company, the Agent and the
Required Lenders (or notice of the approval of this Amendment by the Required
Lenders satisfactory to the Agent shall have been received by the Agent).

         B.   The Agent shall have received:

                  (1) Resolutions of the Board of Directors or of the Executive
         Committee of the Board of Directors of the Company, the Parent
         Guarantor and the applicable Subsidiaries of the Company approving and authorizing the execution, delivery and performance of this Amendment and the amendments to the Collateral Documents described in Section 1.6 hereof, certified by their respective corporate secretaries or assistant secretaries as being in full force and effect without modification or amendment as of the date of execution hereof by the
         Company, the Parent Guarantor or such Subsidiary, as the case may be;

                  (2) A signature and incumbency certificate of the officers of the Company, the Parent Guarantor and the applicable Subsidiaries of the Company executing this Amendment and the amendments to the
         Collateral Documents described in Section 1.6 hereof;

                  (3) For each Lender, an opinion, addressed to the Agent and each Lender, from Kramer Levin Naftalis & Frankel LLP, in form and substance satisfactory to the Agent;

                  (4) Such other information, approvals, opinions, documents or instruments as the Agent may reasonably request; and

                  (5) For the pro rata benefit of the Lenders, calculated in accordance with the Percentages set forth in Section 1.5 hereof, a fee in the amount of $450,000.

Section 4.    Conditions Subsequent.

                  On or prior to January 31, 2001, (a) the Agent shall have
received duly executed amendments to the UCC-1 Financing Statements originally filed under the Credit Agreement naming the Cash Management Providers as additional secured parties and (b) the amendments to the Company Deeds of Trust and the Company Mortgages described in Section 1.6 hereof shall have been duly recorded.

Section 5.    Company's Representations and Warranties.

                  In order to induce the Lenders and the Agent to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Parent Guarantor and the Company represent and warrant to each Lender and the Agent that, as of the Nineteenth Amendment Effective Date, after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

         A. Authorization of Agreements. The execution and delivery of this
Amendment by the Company and the Parent Guarantor and the performance of the
Credit Agreement as amended by this Amendment (the "Amended Agreement") by the
Company and the Parent Guarantor are within such Obligor's corporate powers and have been duly authorized by all necessary corporate action on the part of the
Company and the Parent Guarantor, as the case may be.

         B. No Conflict.  The execution and delivery by the Company and the
Parent Guarantor of this Amendment and the performance by the Company and the
Parent Guarantor of the Amended Agreement do not:

                  (1) contravene such Obligor's Organic Documents;

                  (2) contravene the Senior Indenture, the New Senior Indenture, the Additional New Senior Indentures, or the Subordinated Indenture or
         contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Obligor or any of its Subsidiaries; or

                  (3) result in, or require the creation or imposition of, any
         Lien on any of such Obligor's properties or any of the properties of any Subsidiary of such Obligor, other than pursuant to the Loan
         Documents.

         C. Binding Obligation. This Amendment has been duly executed and delivered by the Company and the Parent Guarantor and this Amendment and the
Amended Agreement constitute the legal, valid and binding obligations of the
Company and the Parent Guarantor, enforceable against the Company and the Parent
Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

         D.   Governmental Approval, Regulation, etc.  No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person is required for the due execution, delivery or performance of this Amendment by the Company or the
Parent Guarantor.

         E.   Incorporation of Representations and Warranties from Credit
Agreement.  Each of the statements set forth in Section 7.2.1 of the Credit
Agreement is true and correct.

Section 6.    Acknowledgement and Consent.

                  The Company is a party to the Company Collateral Documents, in each case as amended through the date hereof, pursuant to which the Company has created Liens in favor of the Agent on certain Collateral to secure the
Obligations. The Parent Guarantor is a party to the Parent Collateral Documents, in each case as amended through the date hereof, pursuant to which the Parent
Guarantor has created Liens in favor of the Agent on certain Collateral and pledged certain Collateral to the Agent to secure the Obligations of the Parent
Guarantor. Certain Subsidiaries of the Company are parties to the Subsidiary
Guaranty and/or one or more of the Subsidiary Collateral Documents, in each case as amended through the date hereof, pursuant to which such Subsidiaries have (i)
guarantied the Obligations and/or (ii) created Liens in favor of the Agent on certain Collateral. The Company, the Parent Guarantor and such Subsidiaries are collectively referred to herein as the "Credit Support Parties", and the
Company Collateral Documents, the Parent Collateral Documents, the Subsidiary
Guaranty and the Subsidiary Collateral Documents are collectively referred to herein as the "Credit Support Documents".

                  Each Credit Support Party hereby acknowledges that it has
reviewed the terms and provisions of the Credit Agreement as amended by this
Amendment and consents to the amendment of the Credit Agreement effected as of the date hereof pursuant to this Amendment.

                  Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, the payment and performance of all obligations guaranteed or secured thereby, as the case may be.

                  Each Credit Support Party (other than the Company and the
Parent Guarantor) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support
Party is not required by the terms of the Credit Agreement or any other Loan
Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit
Support Party to any future amendments to the Credit Agreement.

Section 7.    Miscellaneous.

         A.   Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                  (1) On and after the Nineteenth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder,"
         "hereof," "herein" or words of like import referring to the Credit
         Agreement, and each reference in the other Loan Documents to the
         "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the
         Amended Agreement.

                  (2) Except as specifically amended by this Amendment and the amendments to the Collateral Documents described in Section 1.6 hereof, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

         C.   Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this
Amendment or any provision hereof.

         D.   Counterparts.  This Amendment may be executed by the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         E.   Severability.  Any provision of this Amendment which is
prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

KAISER ALUMINUM CORPORATION                          KAISER ALUMINUM & CHEMICAL
                                                     CORPORATION

By:   /S/ DAVID A. CHEADLE                           By:     /S/ DAVID A. CHEADLE
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

BANK OF AMERICA, N.A. (successor to                  BANK OF AMERICA, N.A. (successor to
BankAmerica Business Credit, Inc.), as Agent         BankAmerica Business Credit, Inc.)

By:  /S/ MICHAEL J. JASAITIS                         By:    /S/ MICHAEL J. JASAITIS
Name: Michael J. Jasaitis                            Name: Michael J. Jasaitis
Its: Vice President                                  Its: Vice President

THE CIT GROUP/BUSINESS                               HELLER FINANCIAL, INC.
CREDIT, INC.

By:  /S/ GRANT WEISS                                 By:  /S/ RICHARD HOLSTON
Name Printed: Grant Weiss                            Name Printed:  Richard Holston
Its:  Assistant Vice President                       Its:  Assistant Vice President

CONGRESS FINANCIAL CORPORATION                       TRANSAMERICA BUSINESS CREDIT
(WESTERN)                                            CORPORATION

By:   /S/ GARY D. CASSIANNI                          By:  /S/ ARI D. KAPLAN
Name Printed:  Gary D. Cassianni                     Name Printed:  Ari D. Kaplan
Its:  Vice President                                 Its:  Vice President

LA SALLE BANK NATIONAL                               ABN AMRO BANK N.V.
ASSOCIATION (formerly known as
La Salle National Bank)                              By:  /S/ L. DAVID WRIGHT
                                                     Name Printed:  L. David Wright
                                                     Its:  Group Vice President
By:   /S/ DOUGLAS C. COLLETTI
Name Printed: Douglas C. Colletti                    By:  /S/ KEVIN S. MCFADDEN
Its: 1st VP                                          Name Printed:  Kevin S. McFadden
                                                     Its:  Group Vice President

ACKNOWLEDGED AND AGREED TO:

AKRON HOLDING CORPORATION                            KAISER ALUMINUM & CHEMICAL
                                                     INVESTMENT, INC.
By: /S/ DAVID A. CHEADLE                             By:  /S/ DAVID A. CHEADLE
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

KAISER ALUMINUM PROPERTIES,                          KAISER ALUMINUM TECHNICAL
INC.                                                 SERVICES, INC.

By:  /S/ DAVID A. CHEADLE                            By:  /S/ DAVID A. CHEADLE
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

OXNARD FORGE DIE COMPANY, INC.                       KAISER ALUMINIUM
                                                     INTERNATIONAL, INC.

By:  /S/ DAVID A. CHEADLE                            By:  /S/ DAVID A. CHEADLE
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

KAISER ALUMINA AUSTRALIA                             KAISER FINANCE CORPORATION
CORPORATION
By:  /S/ DAVID A. CHEADLE                            By:  /S/ DAVID A. CHEADLE
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

ALPART JAMAICA INC.                                  KAISER JAMAICA CORPORATION

By:  /S/ DAVID A. CHEADLE                            By:  /S/ DAVID A. CHEADLE
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

KAISER BAUXITE COMPANY                               KAISER EXPORT COMPANY

By:  /S/ DAVID A. CHEADLE                            By:  /S/ DAVID A. CHEADLE
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

KAISER MICROMILL HOLDINGS, LLC                       KAISER SIERRA MICROMILLS, LLC

By:  /S/ DAVID A. CHEADLE                            By:  /S/ DAVID A. CHEADLE
Name Printed:  David A. Cheadle                      Name Printed: David A. Cheadle
Its:  Assistant Treasurer                            Its: Assistant Treasurer

KAISER TEXAS SIERRA MICROMILLS,                      KAISER TEXAS MICROMILL
LLC                                                  HOLDINGS, LLC

By:  /S/ DAVID A. CHEADLE                            By:  /S/ DAVID A. CHEADLE
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

KAISER BELLWOOD CORPORATION                          KAISER TRANSACTION CORP.

By:  /S/ DAVID A. CHEADLE                            By:  /S/ DAVID A. CHEADLE
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

                                    EXHIBIT I

                                    EXHIBIT U
                             INTERCREDITOR AGREEMENT

                  This INTERCREDITOR AGREEMENT, dated as of December 27, 2000
(as amended, supplemented, amended and restated or otherwise modified from time to time, this "Agreement"), is by and among (i) BANK OF AMERICA, N.A. (successor to BankAmerica Business Credit, Inc., a Delaware corporation), as collateral agent (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent") for (a) the financial institutions (the
"Lenders") that are or may from time to time become parties to the Credit
Agreement, dated as of February 15, 1994 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement") by and among Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the
"Company"), Kaiser Aluminum Corporation, a Delaware corporation (the "Parent
Guarantor"), Bank of America, N.A., as Agent for the Lenders, and the Lenders,
(b) the Lenders that may from time to time enter into a Currency Hedge Agreement
(as defined in the Credit Agreement) with the Company and become a party hereto
(the "Currency Hedge Providers"), and (c) the Lenders that may from time to time provide Cash Management Services (as defined in the Credit Agreement) to the
Company and become a party hereto (the "Cash Management Providers"); (ii) the
LENDERS; (iii) the CURRENCY HEDGE PROVIDERS; and (iv) the CASH MANAGEMENT
PROVIDERS.

                                R E C I T A L S:

                  A. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit
Agreement. In the event the Credit Agreement is terminated or the Commitments of the Lenders under the Credit Agreement have expired or been terminated prior to the termination of this Agreement, capitalized terms used in this Agreement and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement immediately prior to such termination or expiration.

                  B. The Company and the Collateral Agent have executed and
delivered the Company Collateral Documents to secure the obligations of the
Company under the Credit Agreement.

                  C. The Parent Guarantor has executed and delivered the Parent
Guaranty contained in the Credit Agreement and Akron Holding Corporation, an
Ohio corporation, Alpart Jamaica Inc., a Delaware corporation, Kaiser Alumina
Australia Corporation, a Delaware corporation, Kaiser Aluminium International,
Inc., a Delaware corporation, Kaiser Aluminum & Chemical Investment, Inc., a
Delaware corporation, Kaiser Aluminum Properties, Inc., a Delaware corporation,
Kaiser Aluminum Technical Services, Inc., a California corporation, Kaiser
Finance Corporation, a Delaware corporation, Kaiser Jamaica Corporation, a
Delaware corporation, Oxnard Forge Die Company, Inc., a California corporation,
Kaiser Micromill Holdings, LLC, a limited liability company organized under the laws of Delaware, Kaiser Sierra Micromills, LLC, a limited liability company organized under the laws of Delaware, Kaiser Texas Sierra Micromills, LLC, a limited liability company organized under the laws of Texas, Kaiser Texas
Micromill Holdings, LLC, a limited liability company organized under the laws of
Texas, Kaiser Bellwood Corporation, a Delaware corporation, and Kaiser
Transaction Corp., a Delaware corporation (collectively the "Subsidiary
Guarantors"), have executed the Subsidiary Guaranty, in each case for the purpose of guarantying the obligations of the Company under the Credit Agreement and the other Loan Documents.

                  D. The Parent Guarantor and the Collateral Agent have executed and delivered the Parent Collateral Documents to secure the obligations of the
Parent Guarantor under the Parent Guaranty, and certain of the Subsidiary
Guarantors, certain other Subsidiaries of the Company and the Collateral Agent have executed and delivered the Subsidiary Collateral Documents to secure the obligations of such Subsidiaries under the Subsidiary Guaranty and of the
Company under the Credit Agreement and the other Loan Documents.

                  E. The Company, the Parent Guarantor, the Lenders and the
Collateral Agent have entered into a First Amendment to Credit Agreement dated as of July 21, 1994 pursuant to which the Company is permitted to enter into
Currency Hedge Agreements from time to time with the Currency Hedge Providers;
provided the remaining amount (or the Dollar Equivalent (as defined in the
Credit Agreement) thereof) of all currency payments the Company is obligated to make under all such Currency Hedge Agreements does not exceed $300,000,000 in the aggregate at any time.

                  F. In addition, the Company, the Parent Guarantor, certain of the Subsidiary Guarantors, certain other Subsidiaries of the Company and the
Collateral Agent have entered into amendments dated as of July 21, 1994 to certain of the Collateral Documents and the Subsidiary Guaranty in order to (i)
provide for the guaranty by the Parent Guarantor and the Subsidiary Guarantors
of the Company's obligations under the Currency Hedge Agreements and (ii) secure the obligations of the Company under the Currency Hedge Agreements and the obligations of the Parent Guarantor and such Subsidiaries with respect to the
Currency Hedge Obligations by the Collateral.

                  G. The Lenders and the Currency Hedge Providers agreed that the Lien on the Collateral in favor of the Currency Hedge Providers shall be subordinate to the Lien on the Collateral in favor of the Lenders and the
Lenders, the Currency Hedge Providers and the Collateral Agent entered into an
Intercreditor Agreement dated as of July 21, 1994 establishing such priority
(the "Existing Intercreditor Agreement").

                  H. In addition, the Company, the Parent Guarantor, certain of the Subsidiary Guarantors, certain other Subsidiaries of the Company and the
Collateral Agent have entered into amendments dated as of the date hereof to certain of the Collateral Documents and the Subsidiary Guaranty in order to (i)
provide for the guaranty by the Parent Guarantor and the Subsidiary Guarantors
of the Company's obligations in respect of the Cash Management Services and (ii)
secure the obligations of the Company in respect of the Cash Management Services and the obligations of the Parent Guarantor and such Subsidiaries with respect to the Cash Management Obligations by the Collateral.

                  I. The Lenders, the Currency Hedge Providers and the Cash
Management Providers have agreed that the Lien on the Collateral in favor of the
Cash Management Providers shall be subordinate to the Lien on the Collateral in favor of the Lenders and the Currency Hedge Providers.

                  J. The Lenders, the Currency Hedge Providers, the Cash
Management Providers and the Collateral Agent desire to amend and restate the
Existing Intercreditor Agreement and set forth their agreements concerning the
Collateral.

                  NOW, THEREFORE, in consideration of the mutual covenants,
agreements and undertakings contained herein, the parties hereto agree that the
Existing Intercreditor Agreement is hereby amended and restated in its entirety as follows:

                  1. Definitions. When used in this Agreement, the following capitalized terms shall have the meanings set forth below. Terms defined elsewhere in this Agreement are used as so defined.

                  (a) "Bank of America" means Bank of America, N.A. (successor to BankAmerica Business Credit, Inc., a Delaware corporation).

                  (b) "Bank Obligations" means all liabilities and obligations of the Company, the Parent Guarantor and each Obligor arising under or in connection with the Credit Agreement and the other Loan Documents, including, without limitation, all costs and expenses of the Collateral Agent and the
Lenders payable thereunder. The term "Bank Obligations" does not include the
Currency Hedge Obligations or the Cash Management Obligations.

                  (c) "Cash Management Obligations" means all liabilities and obligations of the Company arising in connection with the Cash Management
Services, including, without limitation, all costs and expenses of the Cash
Management Providers payable in connection therewith.

                  (d) "Cash Management Pro Rata Share" means, with respect to any Cash Management Provider, a fraction, expressed as a percentage, (i) the numerator of which is the remaining Dollar amount of all payments that the
Company is obligated to make in respect of all Cash Management Services then being provided by such Cash Management Provider and (ii) the denominator of which is the remaining Dollar amount of all payments that the Company is obligated to make in respect of all Cash Management Services.

                  (e) "Collateral Agreements" means the Company Collateral
Documents, the Parent Collateral Documents, the Subsidiary Collateral Documents,
the Parent Guaranty and the Subsidiary Guaranty.

                  (f) "Creditors" means the Lenders, the Currency Hedge
Providers and the Cash Management Providers.

                  (g) "Currency Hedge Obligations" means all liabilities and obligations of the Company arising under or in connection with the Currency
Hedge Agreements, including, without limitation, all costs and expenses of the
Currency Hedge Providers payable thereunder.

                  (h) "Currency Hedge Pro Rata Share" means, with respect to any
Currency Hedge Provider, a fraction, expressed as a percentage, (i) the numerator of which is the remaining Dollar amount (or the Dollar Equivalent thereof) of all currency payments that the Company is obligated to make under all Currency Hedge Agreements to which such Currency Hedge Provider is a party
(other than payments in respect of Subordinated Currency Hedge Obligations) and
(ii) the denominator of which is the remaining Dollar amount (or the Dollar
Equivalent thereof) of all currency payments that the Company is obligated to make under all Currency Hedge Agreements (other than payments in respect of
Subordinated Currency Hedge Obligations).

                  (i) "Obligations" means and includes all of the Bank
Obligations, all of the Currency Hedge Obligations and all of the Cash
Management Obligations.

                  (j) "Required Cash Management Providers" means, at any time,
Cash Management Providers the sum of whose Cash Management Pro Rata Shares equals at least 67%.

                  (k) "Required Currency Hedge Providers" means, at any time,
Currency Hedge Providers the sum of whose Currency Hedge Pro Rata Shares and
Subordinated Currency Hedge Pro Rata Shares equals at least 67%.

                  (l) "Subordinated Currency Hedge Obligations" means, as to any
Currency Hedge Provider, (i) if the Lien on the Collateral securing any Currency
Hedge Obligation owing to such Currency Hedge Provider is subordinated to any
Lien on the Collateral to which the Lien on the Collateral securing all Currency
Hedge Obligations is not also subordinated and amounts payable in respect of such Currency Hedge Obligation are permitted to be netted against other Currency
Hedge Obligations owing to such Currency Hedge Provider, all Currency Hedge
Obligations owing to such Currency Hedge Provider and (ii) if the Lien on the
Collateral securing any Currency Hedge Obligation owing to such Currency Hedge
Provider is subordinated to any Lien on the Collateral to which the Lien on the
Collateral securing all Currency Hedge Obligations is not also subordinated (the
"Subordinated Obligation") and all rights to net amounts payable in respect of the Subordinated Obligation against amounts payable in respect of all other
Currency Hedge Obligations owing to such Currency Hedge Provider have been waived, the Subordinated Obligation.

                  (m) "Subordinated Currency Hedge Pro Rata Share" means, with respect to any Currency Hedge Provider, a fraction, expressed as a percentage,
(i) the numerator of which is the remaining Dollar amount (or the Dollar
Equivalent thereof) of all currency payments that the Company is obligated to make under all Currency Hedge Agreements to which such Currency Hedge Provider is a party in respect of Subordinated Currency Hedge Obligations and (ii) the
denominator of which is the remaining Dollar amount (or the Dollar Equivalent thereof) of all currency payments that the Company is obligated to make under all Currency Hedge Agreements in respect of Subordinated Currency Hedge
Obligations.

                  2. Agreement by Currency Hedge Providers to Subordinate Liens.
The Lenders and the Currency Hedge Providers agree that the Liens on the
Collateral in favor of any Currency Hedge Provider securing the Currency Hedge
Obligations shall be and hereby are subordinate to the Liens on the Collateral in favor of the Lenders securing the Bank Obligations and that each Currency
Hedge Provider's rights and remedies with respect to any Collateral shall be and hereby are subordinate to the rights and remedies of the Lenders with respect thereto in accordance with the terms hereof. Each Currency Hedge Provider agrees that until the Bank Obligations have been paid in full, including the deposit of available funds in an amount equal to the then aggregate Letter of Credit
Outstandings in the L/C Collateral Account in accordance with Section 5.8 of the
Credit Agreement and the Commitments of the Lenders under the Credit Agreement have expired or been terminated, (a) no Currency Hedge Provider shall exercise any right or remedy or assert any claims, in each case, with respect to any
Collateral, including, without limitation, seeking to foreclose on its junior security interests therein pursuant to the terms of the Collateral Documents, as a judgment creditor or otherwise and (b) no Currency Hedge Provider shall have any right individually to seek to realize upon the security granted by or any guaranty provided by any Collateral Agreement, it being understood and agreed that such rights and remedies may be exercised solely by the Collateral Agent for the benefit of the Currency Hedge Providers in accordance with the terms of this Agreement and the Collateral Agreements. Notwithstanding the foregoing, (i)
the Currency Hedge Providers shall be entitled to demand and retain all payments made by the Company from time to time under the Currency Hedge Agreements notwithstanding the fact that such payments constitute a transfer of cash
Collateral and (ii) the Currency Hedge Providers shall be entitled to file a proof of claim with respect to the Currency Hedge Obligations in any proceedings under Title 11 of the United States Code by or against the Company, the Parent
Guarantor or any Subsidiary of the Company. If any Lien described in this
Agreement is determined to be avoidable under federal bankruptcy or applicable state law, the priority granted such Lien in this Section 2 shall automatically be void and ineffective and this Agreement automatically shall cease to apply to such avoidable Lien.

                  3. Agreement by Cash Management Providers to Subordinate
Liens. The Lenders, the Currency Hedge Providers and the Cash Management
Providers agree that the Liens on the Collateral in favor of any Cash Management
Provider securing the Cash Management Obligations shall be and hereby are subordinate to the Liens on the Collateral in favor of the Lenders securing the
Bank Obligations and the Currency Hedge Providers securing the Currency Hedge
Obligations and that each Cash Management Provider's rights and remedies with respect to any Collateral shall be and hereby are subordinate to the rights and remedies of the Lenders and the Currency Hedge Providers with respect thereto in accordance with the terms hereof. Each Cash Management Provider agrees that until the Bank Obligations and the Currency Hedge Obligations have been paid in full, including the deposit of available funds in an amount equal to the then aggregate Letter of Credit Outstandings in the L/C Collateral Account in
accordance with Section 5.8 of the Credit Agreement and the Commitments of the
Lenders under the Credit Agreement have expired or been terminated, (a) no Cash
Management Provider shall exercise any right or remedy or assert any claims, in each case, with respect to any Collateral, including, without limitation, seeking to foreclose on its junior security interests therein pursuant to the terms of the Collateral Documents, as a judgment creditor or otherwise and (b)
no Cash Management Provider shall have any right individually to seek to realize upon the security granted by or any guaranty provided by any Collateral
Agreement, it being understood and agreed that such rights and remedies may be exercised solely by the Collateral Agent for the benefit of the Cash Management
Providers in accordance with the terms of this Agreement and the Collateral
Agreements. Notwithstanding the foregoing, (i) the Cash Management Providers shall be entitled to demand and retain all payments made by the Company from time to time in connection with the Cash Management Services notwithstanding the fact that such payments constitute a transfer of cash Collateral and (ii) the
Cash Management Providers shall be entitled to file a proof of claim with respect to the Cash Management Obligations in any proceedings under Title 11 of the United States Code by or against the Company, the Parent Guarantor or any
Subsidiary of the Company. If any Lien described in this Agreement is determined to be avoidable under federal bankruptcy or applicable state law, the priority granted such Lien in this Section 3 shall automatically be void and ineffective and this Agreement automatically shall cease to apply to such avoidable Lien.

                  4. Allocation of Proceeds. The Proceeds of any Collateral, or
of the disposition by the Collateral Agent of any of the Collateral (including insurance benefits) shall be applied by the Collateral Agent, in the following order of priority:

                  First, to the payment of the costs and expenses of such
disposition, including the reasonable costs and out-of-pocket expenses of the
Collateral Agent and attorneys' fees and costs and out-of-pocket expenses of counsel (including allocated costs of in-house counsel) employed in connection therewith and to the payment of all advances made by the Collateral Agent for the account of any Obligor under the Collateral Agreements and to the payment of all reasonable costs and out-of-pocket expenses incurred by the Collateral Agent in connection with the administration and enforcement of this Agreement and the
Collateral Agreements, to the extent that such advances, costs and expenses shall not have been reimbursed to the Collateral Agent;

                  Second, toward the satisfaction of the Bank Obligations other than Obligations in respect of principal and Reimbursement Obligations;

                  Third, toward the satisfaction of the Bank Obligations in
respect of principal and Reimbursement Obligations, including the deposit of available funds in an amount equal to the then aggregate Letter of Credit
Outstandings in the L/C Collateral Account in accordance with Section 5.8 of the
Credit Agreement;

                  Fourth, toward the satisfaction of the Currency Hedge
Obligations (other than any Subordinated Currency Hedge Obligations) on a ratable basis according to each Currency Hedge Provider's Currency Hedge Pro
Rata Share;

                  Fifth, toward the satisfaction of any Subordinated Currency
Hedge Obligations on a ratable basis according to each Currency Hedge Provider's
Subordinated Currency Hedge Pro Rata Share;

                  Sixth, toward the satisfaction of the Cash Management
Obligations on a ratable basis according to each Cash Management Provider's Cash
Management Pro Rata Share; provided, however, that no Proceeds of any U.S. Fixed
Assets (as defined in the Senior Indenture, the New Senior Indenture or the
Additional New Senior Indentures), or of the disposition by the Collateral Agent of any U.S. Fixed Assets, shall be applied toward the satisfaction of Cash
Management Obligations constituting Indebtedness (as defined in the Senior
Indenture, the New Senior Indenture or the Additional New Senior Indentures);
and

                  Seventh, any surplus to be paid to each Obligor, their
respective successors and assigns, as their interests may appear, or as otherwise required by law.

Each Currency Hedge Provider will, promptly upon the request of the Collateral
Agent from time to time, notify the Collateral Agent of the remaining Dollar amount (or Dollar Equivalent thereof) of all currency payments that the
Company is obligated to make under all Currency Hedge Agreements to which such
Currency Hedge Provider is a party and of the amount payable by the Company upon early termination of all Currency Hedge Agreements to which such Currency Hedge
Provider is a party. Each Cash Management Provider will, promptly upon the request of the Collateral Agent from time to time, notify the Collateral Agent of the amount of all payments that the Company is obligated to make in connection with all Cash Management Services then being provided by such Cash
Management Provider. The Collateral Agent may rely without inquiry or investigation on any such notices, which notices shall be conclusive and binding, absent manifest error, for all purposes (including but not limited to the distribution of funds) hereunder and under each of the Collateral
Agreements.

                  5. Certain Actions by Currency Hedge Providers Regarding the
Collateral. Unless and until the Bank Obligations have been paid in full, including the deposit of available funds in an amount equal to the then aggregate Letter of Credit Outstandings in the L/C Collateral Account in
accordance with Section 5.8 of the Credit Agreement and the Commitments of the
Lenders under the Credit Agreement have expired or been terminated, (i) the
Currency Hedge Providers shall have no right or authority to direct any action or inaction by the Collateral Agent and (ii) notwithstanding the provisions of
Section 4 hereof, each Currency Hedge Provider authorizes the Collateral Agent, without the further consent of the Currency Hedge Providers, to consent to the sale, transfer or other disposition by the Obligors of all or any part of the
Collateral in accordance with the Credit Agreement or the Collateral Agreements free and clear of the Liens of the Lenders and the Currency Hedge Providers;
provided that the Lien of the Currency Hedge Providers shall, subject to the priorities established in Section 2 hereof, attach to any and all Proceeds thereof unless (A) such sale, transfer or other disposition is also undertaken free and clear of all Liens of the Lenders, and (B) no portion of the Proceeds thereof is subject to the continued Lien of the Lenders or required to be applied to any of the Bank Obligations.

                  6. Certain Actions by Cash Management Providers Regarding the
Collateral. Unless and until the Bank Obligations and the Currency Hedge
Obligations have been paid in full, including the deposit of available funds in an amount equal to the then aggregate Letter of Credit Outstandings in the L/C
Collateral Account in accordance with Section 5.8 of the Credit Agreement and the Commitments of the Lenders under the Credit Agreement have expired or been terminated, (i) the Cash Management Providers shall have no right or authority to direct any action or inaction by the Collateral Agent and (ii)
notwithstanding the provisions of Section 4 hereof, each Cash Management
Provider authorizes the Collateral Agent, without the further consent of the
Cash Management Providers, to consent to the sale, transfer or other disposition by the Obligors of all or any part of the Collateral in accordance with the
Credit Agreement or the Collateral Agreements free and clear of the Liens of the
Lenders, the Currency Hedge Providers and the Cash Management Providers;
provided that the Lien of the Cash Management Providers shall, subject to the priorities established in Section 3 hereof, attach to any and all Proceeds thereof unless (A) such sale, transfer or other disposition is also undertaken free and clear of all Liens of the Lenders and the Currency Hedge Providers, and
(B) no portion of the Proceeds thereof is subject to the continued Lien of the
Lenders or the Currency Hedge Providers or required to be applied to any of the
Bank Obligations or any of the Currency Hedge Obligations.

                  7. Foreclosure Proceedings. In any foreclosure proceeding
concerning any Collateral, each holder of an Obligation if bidding for its own account or for its own account and the accounts of other Creditors is prohibited from including in the amount of its bid an amount to be applied as a credit against the Obligations held by it or the Obligations held by the other
Creditors; instead, such holder must bid in cash only. However, in any such foreclosure proceeding, the Collateral Agent may (but shall not be obligated to)
submit a bid for all Creditors in the form of a credit against the Obligations.
If in any foreclosure proceedings concerning any Collateral the Collateral
Agent, any Lender, any Currency Hedge Provider or any Cash Management Provider
accepts a transfer, conveyance or assignment of title to any of the Collateral, it shall accept such transfer, conveyance or assignment of title only for the benefit of all of the Creditors.

                  8. Independent Rights of the Lenders. The Collateral Agent and
the Lenders may, at any time and from time to time, without the consent of or notice to any Currency Hedge Provider or any Cash Management Provider, and
without impairing or releasing the obligations of the Currency Hedge Providers or the Cash Management Providers hereunder (a) change the manner, place or terms of payment or change or extend the time of payment of, or renew, increase or alter, the Bank Obligations or the security therefor, or otherwise amend (or direct the Collateral Agent to amend) in any manner any of the Loan Documents;
(b) exercise or refrain from exercising any rights against the Company and others; (c) apply any sums by whomsoever paid or however realized to the Bank
Obligations; (d) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any Property whatsoever and by whomsoever at any time pledged or mortgaged to secure, or however securing, any
Bank Obligations; (e) release anyone liable in any manner for the payment or collection of any Bank Obligations; and (f) settle or compromise all or any part of the Bank Obligations. Except as provided in Section 2 hereof, no invalidity, irregularity or unenforceability of all or any part of the Bank Obligations or of any of the Liens securing the Bank Obligations shall affect, impair or be a defense to this Agreement.

                  9. Independent Rights of the Currency Hedge Providers. The
Currency Hedge Providers may, at any time and from time to time, without the consent of or notice to any Cash Management Provider, and without impairing or releasing the obligations of the Cash Management Providers hereunder (a) change the manner, place or terms of payment or change or extend the time of payment of, or renew, increase or alter, the Currency Hedge Obligations or the security therefor, or otherwise amend in any manner any of the Currency Hedge Agreements;
(b) exercise or refrain from exercising any rights against the Company and others; (c) apply any sums by whomsoever paid or however realized to the
Currency Hedge Obligations; (d) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any Property whatsoever and by whomsoever at any time pledged or mortgaged to secure, or however securing, any Currency Hedge Obligations; (e) release anyone liable in any manner for the payment or collection of any Currency Hedge Obligations; and (f)
settle or compromise all or any part of the Currency Hedge Obligations. Except as provided in Section 3 hereof, no invalidity, irregularity or unenforceability of all or any part of the Currency Hedge Obligations or of any of the Liens
securing the Currency Hedge Obligations shall affect, impair or be a defense to this Agreement.

                  10. Defaults Under Currency Hedge Obligations. Nothing
contained in this Agreement shall restrict or impair the right or power of any
Currency Hedge Provider to declare a default, an Event of Default (as defined in any Currency Hedge Agreement) or a termination event when such Currency Hedge
Provider deems it appropriate under and in accordance with the terms of the applicable Currency Hedge Agreement or to net amounts payable under Currency
Hedge Obligations owing to such Currency Hedge Provider; provided, however, such declaration or termination shall not permit any Currency Hedge Provider to exercise any rights with respect to, or to realize on, the Collateral, except as specifically provided herein. Any Currency Hedge Provider declaring a default, an Event of Default (as defined in any Currency Hedge Agreement) or a termination event shall promptly notify the Collateral Agent by telephone, and confirm such act in writing, within three (3) Business Days, in the manner set forth in Section 20 hereof; provided, however, that any failure by any Currency
Hedge Lender to so notify the Collateral Agent shall not affect the validity of any such declaration or termination.

                  11. Defaults Under Cash Management Obligations. Nothing
contained in this Agreement shall restrict or impair the right or power of any
Cash Management Provider to declare a default when such Cash Management Provider deems it appropriate in respect of the applicable Cash Management Services;
provided, however, such declaration shall not permit any Cash Management
Provider to exercise any rights with respect to, or to realize on, the
Collateral, except as specifically provided herein. Any Cash Management Provider declaring a default shall promptly notify the Collateral Agent by telephone, and confirm such act in writing, within three (3) Business Days, in the manner set forth in Section 20 hereof; provided, however, that any failure by any Cash
Management Provider to so notify the Collateral Agent shall not affect the validity of any such declaration or termination.

                  12. Effect of Bankruptcy. This Agreement shall remain in full force and effect notwithstanding the filing of a petition for relief by or against the Company, the Parent Guarantor or any Subsidiary of the Company under
Title 11 of the United States Code and shall apply with full force and effect with respect to all Collateral acquired by the Company, the Parent Guarantor or any Subsidiary of the Company, or obligations incurred by the Company to any
Creditor under the Credit Agreement, the Currency Hedge Agreements, the
Collateral Agreements or in respect of the Cash Management Services subsequent to the date of any such petition.

                  13. Appointment of Collateral Agent by Lenders. Pursuant to
Article XI of the Credit Agreement, the Lenders have appointed Bank of America as agent under and for purposes of the Credit Agreement and the other Loan
Documents. The Lenders hereby confirm such appointment on the terms and conditions set forth in the Credit Agreement and appoint Bank of America as their agent for purposes of this Agreement on the same terms and conditions.
Nothing contained in this Agreement is intended to amend the terms of the Credit
Agreement relating to the rights and duties of the Collateral Agent and the
Lenders as provided in the Credit Agreement and to the extent that the terms of this Agreement are inconsistent with the Credit Agreement, the Credit Agreement shall govern.

                  14. Appointment of Collateral Agent by Currency Hedge
Providers.

                  (a) Each Currency Hedge Provider hereby appoints Bank of
America as its agent under and for purposes of this Agreement and the Collateral
Agreements. Each Currency Hedge Provider irrevocably authorizes, and each assignee of any Currency Hedge Provider shall be deemed to authorize, the
Collateral Agent to act on behalf of such Currency Hedge Provider under this
Agreement and the Collateral Agreements and each Currency Hedge Provider irrevocably authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers hereunder and thereunder as are in each case specifically delegated to or required of the Collateral Agent by the terms hereof or thereof, together which such powers as may be reasonably incidental thereto.

                  (b) Each Currency Hedge Provider hereby acknowledges and
agrees that the Collateral Agent is the agent for the Lenders under the Credit
Agreement and that nothing contained in this Agreement, or in the appointment of
Bank of America as Collateral Agent, is intended to limit or restrict, in any manner, the Collateral Agent's rights and discretion when acting in its capacity as agent for the Lenders under the Credit Agreement, regardless of any effect the exercise of such rights and discretion may have on the Currency Hedge
Providers. In addition, each Currency Hedge Provider hereby acknowledges and agrees that until the Bank Obligations have been paid in full, including the deposit of available funds in an amount equal to the then aggregate Letter of
Credit Outstandings in the L/C Collateral Account in accordance with Section 5.8 of the Credit Agreement and the Commitments of the Lenders under the Credit
Agreement have expired or been terminated, the Collateral Agent may act as
Majority Lenders, Required Lenders or all Lenders, as the case may be, may request and that neither the Collateral Agent nor any Lender shall have any liability to any Currency Hedge Provider with respect to any such request.

                  (c) The Collateral Agent shall not have by reason of this
Agreement or any Collateral Agreement a fiduciary relationship in respect of any
Currency Hedge Provider; and nothing in this Agreement or any Collateral
Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of this Agreement or any Collateral Agreement except as expressly set forth herein or therein.

                  (d) The Collateral Agent shall be deemed not to have knowledge of the occurrence of a default, an Event of Default (as defined in any Currency
Hedge Agreement) or a termination event under any Currency Hedge Agreement, or any breach of any of the Collateral Agreements unless, in each case, it shall have received written notice thereof from a Currency Hedge Provider or from the
Company. Each Currency Hedge Provider acknowledges and agrees that the existence of a default, an Event of Default (as defined in any Currency Hedge Agreement)
or a termination event under any Currency Hedge Agreement may not give rise to a
Default under the Credit Agreement and to the extent that such default, Event of
Default (as defined in any Currency Hedge Agreement) or termination event would give rise to a Default under the Credit Agreement would not in any event obligate the Collateral Agent or the Lenders to declare an Event of Default under the Credit Agreement or cease extending credit to the Company thereunder.

                  (e) Bank of America and its successor as the Collateral Agent shall have the same rights and powers with respect to the Currency Hedge
Agreements entered into by it or any of its Affiliates as any other Currency
Hedge Provider and may exercise the same as if it were not the Collateral Agent.
The terms "Currency Hedge Provider" and "Currency Hedge Providers" as used herein shall include the Collateral Agent in its individual capacity.

                  (f) Each Currency Hedge Provider acknowledges that it has, independently of the Collateral Agent, each Lender, each Cash Management
Provider and each other Currency Hedge Provider, and based on such Currency
Hedge Provider's review of the financial information of the Company and such other documents, information, and investigations as such Currency Hedge Provider has deemed appropriate, made its own credit decision to enter into a Currency
Hedge Agreement. Each Currency Hedge Provider also acknowledges that it will, independently of the Collateral Agent, each Lender, each Cash Management
Provider and each other Currency Hedge Provider, and based on such other documents, information, and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement, any Collateral Agreement or any Currency Hedge Agreement.

                  15. Appointment of Collateral Agent by Cash Management
Providers.

                  (a) Each Cash Management Provider hereby appoints Bank of
America as its agent under and for purposes of this Agreement and the Collateral
Agreements. Each Cash Management Provider irrevocably authorizes, and each assignee of any Cash Management Provider shall be deemed to authorize, the
Collateral Agent to act on behalf of such Cash Management Provider under this
Agreement and the Collateral Agreements and each Cash Management Provider irrevocably authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers hereunder and thereunder as are in each case specifically delegated to or required of the Collateral Agent by the terms hereof or thereof, together which such powers as may be reasonably incidental thereto.

                  (b) Each Cash Management Provider hereby acknowledges and
agrees that the Collateral Agent is the agent for the Lenders under the Credit
Agreement and the Currency Hedge Providers and that nothing contained in this
Agreement, or in the appointment of Bank of America as Collateral Agent, is intended to limit or restrict, in any manner, the Collateral Agent's rights and discretion when acting in its capacity as agent for the Lenders under the Credit
Agreement or the Currency Hedge Providers, regardless of any effect the exercise of such rights and discretion may have on the Cash Management Providers. In addition, each Cash Management Provider hereby acknowledges and agrees that until the Bank Obligations and the Currency Hedge Obligations have been paid in full, including the deposit of available funds in an amount equal to the then aggregate Letter of Credit Outstandings in the L/C Collateral Account in
accordance with Section 5.8 of the Credit Agreement and the Commitments of the
Lenders under the Credit Agreement have expired or been terminated, the
Collateral Agent may act as Majority Lenders, Required Lenders, all Lenders or
Required Currency Hedge Providers, as the case may be, may request and that neither the Collateral Agent nor any Lender shall have any liability to any Cash
Management Provider with respect to any such request.

                  (c) The Collateral Agent shall not have by reason of this
Agreement or any Collateral Agreement a fiduciary relationship in respect of any
Cash Management Provider; and nothing in this Agreement or any Collateral
Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of this Agreement or any Collateral Agreement except as expressly set forth herein or therein.

                  (d) The Collateral Agent shall be deemed not to have knowledge of the occurrence of a default in respect of any Cash Management Services, or any breach of any of the Collateral Agreements unless, in each case, it shall have received written notice thereof from a Cash Management Provider or from the
Company. Each Cash Management Provider acknowledges and agrees that the existence of a default in respect of any Cash Management Services may not give rise to a Default under the Credit Agreement and to the extent that such default would give rise to a Default under the Credit Agreement would not in any event obligate the Collateral Agent or the Lenders to declare an Event of Default under the Credit Agreement or cease extending credit to the Company thereunder.

                  (e) Bank of America and its successor as the Collateral Agent shall have the same rights and powers with respect to the Cash Management
Services provided by it or any of its Affiliates as any other Cash Management
Provider and may exercise the same as if it were not the Collateral Agent. The terms "Cash Management Provider" and "Cash Management Providers" as used herein shall include the Collateral Agent in its individual capacity.

                  (f) Each Cash Management Provider acknowledges that it has, independently of the Collateral Agent, each Lender, each Currency Hedge Provider and each other Cash Management Provider, and based on such Cash Management
Provider's review of the financial information of the Company and such other documents, information, and investigations as such Cash Management Provider has deemed appropriate, made its own credit decision to provide Cash Management
Services. Each Cash Management Provider also acknowledges that it will, independently of the Collateral Agent, each Lender, each Currency Hedge Provider and each other Cash Management Provider, and based on such other documents, information, and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this
Agreement, any Collateral Agreement or in respect of any Cash Management
Services.

                  16. The Collateral Agent.

                  (a) The Collateral Agent shall, at all times prior to the
payment in full of the Bank Obligations and the expiration or termination of the
Commitments of the Lenders under the Credit Agreement, be the same Person that is the Agent under the Credit Agreement. Written notice of resignation by the
Agent pursuant to Section 11.4 of the Credit Agreement shall also constitute notice of resignation as the Collateral Agent under this Agreement; removal of the Agent pursuant to Section 11.4 of the Credit Agreement, and appointment of a successor Agent pursuant to Section 11.4 of the Credit Agreement, shall also constitute appointment of a successor Collateral Agent hereunder and such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the retiring or removed Collateral
Agent under this Agreement. After any retiring or removed Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this
Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder.
After the payment in full of the Bank Obligations and the expiration or termination of the Commitments of the Lenders under the Credit Agreement, the
Required Currency Hedge Providers may appoint one of the Currency Hedge
Providers or a commercial banking institution organized under the laws of the
United States (or any state thereof) or a United States branch or agency of a foreign commercial banking institution, and having a combined capital and surplus of at least $500,000,000, as a successor Collateral Agent which shall thereupon become the Collateral Agent hereunder. After the payment in full of the Bank Obligations, the expiration or termination of the Commitments of the
Lenders under the Credit Agreement and the payment in full of the Currency Hedge
Obligations, the Required Cash Management Providers may appoint one of the Cash
Management Providers or a commercial banking institution organized under the laws of the United States (or any state thereof) or a United States branch or agency of a foreign commercial banking institution, and having a combined capital and surplus of at least $500,000,000, as a successor Collateral Agent which shall thereupon become the Collateral Agent hereunder.

                  (b) Whenever the Collateral Agent shall deem it necessary or prudent in order either to conform to any law of any jurisdiction in which all or any part of the Collateral shall be situated or to make any claim or bring any suit with respect to the Collateral or the Collateral Documents, or in the
event that the Collateral Agent shall have been requested to do so by Majority
Lenders, Required Lenders or all Lenders, as the case may be, or, following the payment in full of the Bank Obligations, including the deposit of available funds in an amount equal to the aggregate Letter of Credit Outstandings in the
L/C Collateral Account in accordance with Section 5.8 of the Credit Agreement and the expiration or termination of the Commitments of the Lenders under the
Credit Agreement, the Required Currency Hedge Providers, or, following the payment in full of the Currency Hedge Obligations, the Required Cash Management
Providers, the Collateral Agent shall execute and deliver a supplemental agreement and all other instruments and agreements necessary or proper to constitute another bank or trust company, or one or more Persons approved by the
Collateral Agent, either to act as Collateral Agent or agents with respect to all or any part of the Collateral, in any such case with such powers of the
Collateral Agent as may be provided in such supplemental agreement, and to vest in such bank, trust company or Person as such Collateral Agent or separate trustee, as the case may be, any Property, title, right, or power of the
Collateral Agent deemed necessary or advisable.

                  (c) (i) To the extent that the Collateral Agent becomes
concerned that the exercise of any remedies or any action taken or omitted to be taken by it in connection with any Collateral shall subject it to the possibility of any liability, cost, or expense which it deems to be significant, arising under any law, rules, or regulations relating to hazardous or toxic wastes or materials, the Collateral Agent may, without liability to any Currency
Hedge Provider or any Cash Management Provider or other party to this Agreement or any Collateral Agreement, or any other Person, decline to accept, abandon, forfeit, or release such Collateral regardless of any effect such declination, abandonment, forfeiture, or release may have upon the Currency Hedge Providers or the Cash Management Providers, or otherwise, if either (A) the Collateral
Agent is requested to decline to accept, abandon, forfeit, or release such
Collateral by Majority Lenders, Required Lenders or all Lenders, as the case may be, or following the payment in full of the Bank Obligations, including the deposit of available funds in an amount equal to the then aggregate Letter of
Credit Outstandings into the L/C Collateral Account in accordance with Section
5.8 of the Credit Agreement and the expiration or termination of the Commitments of the Lenders under the Credit Agreement, the Required Currency Hedge
Providers, or, following the payment in full of all Currency Hedge Obligations, the Required Cash Management Providers or (B) the Collateral Agent is not,
within thirty (30) days after making a specific proposal therefor, specifically indemnified to its satisfaction by the Lenders, the Currency Hedge Providers or the Cash Management Providers, as the case may be, or insured to its satisfaction by a third party or parties for any liability, costs, and expenses which might result therefrom.

                  (ii) In addition, if the Collateral Agent becomes concerned that the inclusion of certain Property in the Collateral is not in the best interests of the Collateral Agent or the Creditors, either because of potential adverse legal implications (including the potential effects of California's "one form of action", "anti-deficiency" and related rules of law which may apply in connection with real property located in California) or potential liabilities, costs, or expenses which the Collateral Agent deems to be significant that may be imposed upon a Person secured by such Collateral, the Collateral Agent may, without liability to any Currency Hedge Provider, any Cash Management Provider
or other party to this Agreement or any Collateral Agreement, or any other
Person, decline to accept, abandon, forfeit, or release such Collateral regardless of any effect such declination, abandonment, forfeiture, or release may have upon the Creditors or otherwise unless (A) the Collateral Agent is requested to do otherwise by Majority Lenders, Required Lenders or all Lenders,
as the case may be, or, following the payment in full of the Bank Obligations, including the deposit of available funds in an amount equal to the then aggregate Letter of Credit Outstandings into the L/C Collateral Account in accordance with Section 5.8 of the Credit Agreement and the expiration or termination of the Commitments of the Lenders under the Credit Agreement, the
Required Currency Hedge Providers, or, following the payment in full of all
Currency Hedge Obligations, the Required Cash Management Providers and (B) the
Collateral Agent is, within thirty (30) days after making a specific proposal therefor, specifically indemnified to its satisfaction by the Lenders, the
Currency Hedge Providers or the Cash Management Providers, as the case may be, or insured to its satisfaction by a third party or parties for any liability, costs, and expenses which might result therefrom.

                  17. Reliance. The Collateral Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person and upon advice and statements of legal counsel (which may be counsel for the Company), independent accountants and other experts selected by the Collateral Agent. The
Collateral Agent shall not be required in any way to determine the identity or authority of any Person delivering or executing the same.

                  18. Waiver of Rights of Currency Hedge Providers; Prohibition
on Contesting Liens. The Currency Hedge Providers irrevocably waive any right to compel the Lenders to marshal assets of the Company, the Parent Guarantor, or any Subsidiary of the Company or to object to the manner in which the Lenders may seek to enforce the Liens granted in any of the Collateral, including, without limitation, any right based on any duty to conduct any sale, lease, exchange, transfer or other disposition of Collateral in a commercially reasonable manner. The Currency Hedge Providers agree that they will not (and waive any right to) contest or support any other Person in contesting, in any action or proceeding or otherwise (including, without limitation, any federal or state bankruptcy, insolvency or liquidation proceeding), the priority, validity or enforceability of the Bank Obligations or any Lien held by the Lenders. In addition, the Currency Hedge Providers agree that they will not (and waive any right to) seek to have any Currency Hedge Obligation or any payment thereunder characterized as an administrative expense or any other expense or claim that would permit the payment thereof prior to the payment of the secured claims of the Lenders in any federal or state bankruptcy, insolvency or liquidation proceeding; provided, however, that nothing contained herein shall be deemed to be a waiver of any right of any Currency Hedge Provider to obtain relief under
Section 507(b) of Title 11 of the United States Code.

                  19. Waiver of Rights of Cash Management Providers; Prohibition
on Contesting Liens. The Cash Management Providers irrevocably waive any right to compel the Lenders or the Currency Hedge Providers to marshal assets of the
Company, the Parent Guarantor, or any Subsidiary of the Company or to object to the manner in which the Lenders or the Currency Hedge Providers may seek to enforce the Liens granted in any of the Collateral, including, without limitation, any right based on any duty to conduct any sale, lease, exchange, transfer or other disposition of Collateral in a commercially reasonable manner.
The Cash Management Providers agree that they will not (and waive any right to)
contest or support any other Person in contesting, in any action or proceeding or otherwise (including, without limitation, any federal or state bankruptcy, insolvency or liquidation proceeding), the priority, validity or enforceability of the Bank Obligations or any Lien held by the Lenders or the Currency Hedge
Obligations or any Lien held by the Currency Hedge Providers. In addition, the
Cash Management Providers agree that they will not (and waive any right to) seek to have any Cash Management Obligation or any payment thereunder characterized as an administrative expense or any other expense or claim that would permit the payment thereof prior to the payment of the secured claims of the Lenders or the
Currency Hedge Providers in any federal or state bankruptcy, insolvency or liquidation proceeding; provided, however, that nothing contained herein shall be deemed to be a waiver of any right of any Cash Management Provider to obtain relief under Section 507(b) of Title 11 of the United States Code.

                  20. Notices. Except as otherwise provided herein, all notices and other communications provided to any party hereto under this Agreement shall be in writing or by telex or by facsimile (followed promptly thereby by mailing of such notice or communication) and addressed, delivered, or transmitted to such party at its address, telex, or facsimile number set forth on the signature pages hereof, or at such other address, telex, or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if delivered by hand or if sent by mail or by overnight courier properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted
(answerback confirmed in the case of telexes).

                  21. Modification, Amendment. No amendment to, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by the Collateral Agent, the Lenders, the Currency Hedge Providers and
the Cash Management Providers. Nothing contained in this Agreement, however, shall be construed to require the approval of all Lenders, any Currency Hedge
Provider or any Cash Management Provider to any amendment to the Credit
Agreement or any of the Collateral Agreements.

                  22. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

                  23. Additional Currency Hedge Agreements and Cash Management
Services. Any Lender may secure Currency Hedge Obligations or Cash Management
Obligations by signing an acknowledgment in the form contained on the signature pages hereof and by delivering a signed counterpart hereof to the Collateral
Agent by which each such Lender agrees to be bound by the terms of this
Agreement.

                  24. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Creditors, the Collateral Agent and their respective trustees, receivers, successors and assigns; no other Person
(including but not limited to the Company), shall be entitled to rely on or raise as a defense any provision of this Agreement in any manner whatsoever.

                  25. Transferees. No Currency Hedge Provider shall sell, assign or transfer any of its Liens on the Collateral securing Currency Hedge
Obligations or any interest in the Currency Hedge Obligations except to another
Currency Hedge Provider. No Cash Management Provider shall sell, assign or transfer any of its Liens on the Collateral securing Cash Management Obligations or any interest in the Cash Management Obligations except to another Cash
Management Provider.

                  26. Governing Law. This Agreement shall be deemed to be a
contract made under and governed by the internal laws of the State of New York.

                  27. Execution in Counterparts. This Agreement may be executed by the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original, and all of which shall constitute together but one and the same Agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  28. Termination. This Agreement shall continue in full force and effect until the payment in full of the Obligations and (a) the Commitments of the Lenders under the Credit Agreement have expired or have terminated, (b)
all of the Currency Hedge Agreements have terminated and (c) the provision of
Cash Management Services has been terminated.

                  29. Further Assurances. The Creditors shall each execute and deliver to the Collateral Agent such other and further documents and instruments
(in recordable form, if requested) as may be necessary or desirable to implement fully or evidence further the provisions of this Agreement.

                  30. Acknowledgments by Lenders and Currency Hedge Providers.
The Lenders and the Currency Hedge Providers acknowledge the following:

                  (a) Amendments to the UCC-1 Financing Statements filed
pursuant to Section 7.1.6 of the Credit Agreement were filed;

                  (b) Endorsements to all title insurance policies issued to the
Lenders pursuant to Section 7.1.8 of the Credit Agreement were issued in favor of the Currency Hedge Providers with respect to the Currency Hedge Obligations;
and

                  (c) The Company has agreed with the Lenders that it will not enter into any Currency Hedge Agreement containing any provision that permits the Currency Hedge Provider party thereto to terminate the Currency Hedge
Agreement, or liquidate or close-out any obligations thereunder, solely as a result of the occurrence of any Default under the Credit Agreement unless the
Agent, as a result of such Default and upon the direction of the Majority
Lenders, shall have declared all of the outstanding principal amount of the
Loans and other Bank Obligations to be due and payable.

                  31. Acknowledgments by Lenders, Currency Hedge Providers and
Cash Management Providers. The Lenders, the Currency Hedge Providers and the
Cash Management Providers acknowledge the following:

                  (a) Amendments to the UCC-1 Financing Statements filed
pursuant to Section 7.1.6 of the Credit Agreement, substantially in the form of
Annex I hereto, with such changes, additions or deletions as the Agent, in its sole and absolute discretion, may approve, may be filed; and

                  (b) Endorsements to all title insurance policies issued to the
Lenders pursuant to Section 7.1.8 of the Credit Agreement may be issued in favor of the Cash Management Providers with respect to the Cash Management
Obligations.

                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement effective as of the date first set forth above.

                                            BANK OF AMERICA, N.A. (successor to BankAmerica
                                            Business Credit, Inc.), as Collateral Agent

                                            By:
                                            Name:
                                            Its:
                                            Address:          55 South Lake Avenue, Suite 900
                                                              Pasadena, CA 91101

                                            BANK OF AMERICA, N.A. (successor to BankAmerica
                                            Business Credit, Inc.), as a Lender

                                            By:
                                            Name:
                                            Its:
                                            Address:          55 South Lake Avenue, Suite 900
                                                              Pasadena, CA 91101

                                            CONGRESS FINANCIAL CORPORATION
                                            (WESTERN), as a Lender

                                            By:
                                            Name:
                                            Title:
                                            Address:          225 South Lake Avenue
                                                              Office #1000
                                                              Pasadena, CA 91101

                                            LA SALLE BANK NATIONAL ASSOCIATION,
                                             as a Lender

                                            By:
                                            Name:
                                            Title:
                                            Address:          120 S. La Salle Street
                                                              5th Floor
                                                              Chicago, IL 60603

                                            THE CIT GROUP/BUSINESS CREDIT, INC.,
                                            as a Lender

                                            By:
                                            Name:
                                            Title:
                                            Address:          2110 Walnut Hill Lane
                                                              Irving, TX 75038

                                            TRANSAMERICA BUSINESS CREDIT
                                            CORPORATION, as a Lender

                                            By:
                                            Name:
                                            Title:
                                            Address:          8750 West Bryn Mawr Avenue
                                                              Suite 720
                                                              Chicago, IL 60631

                                            HELLER FINANCIAL INC., as a Lender

                                            By:
                                            Name:
                                            Title:
                                            Address:          101 Park Avenue
                                                              New York, NY 10178

                                            ABN AMRO BANK N.V., as a Lender

                                            By:
                                            Name:
                                            Title:

                                            By:
                                            Name:
                                            Title:
                                            Address:          101 California Street
                                                              Suite 4550
                                                              San Francisco, CA 94111

                                            LA SALLE BANK NATIONAL ASSOCIATION,
                                            as a Currency Hedge Provider

                                            By:
                                            Name:
                                            Title:
                                            Address:          120 S. La Salle Street
                                                              5th Floor
                                                              Chicago, IL 60603

                                            BANK OF AMERICA, N.A. (successor to
                                            Bank of America National Trust and Savings
                                            Association), as a Currency Hedge
                                            Provider

                                            By:
                                            Name:
                                            Title:
                                            Address:          555 California Street
                                                              41st Floor
                                                              San Francisco, CA 94104

                                                                                                                                                                                                      ABN AMRO BANK N.V., as a Currency Hedge Provider
                                            By:
                                            Name:
                                            Title:

                                            By:
                                            Name:
                                            Title:
                                            Address:          101 California Street
                                                              Suite 4550
                                                              San Francisco, CA 94111

                                            BANK OF AMERICA, N.A., as a Cash Management
                                            Provider

                                            By:
                                            Name:
                                            Title:
                                            Address:          555 California Street
                                                              41st Floor
                                                              San Francisco, CA 94104

                                 ACKNOWLEDGMENT

                  The undersigned may enter into a Currency Hedge Agreement with the Company pursuant to which Currency Hedge Obligations thereunder are to be secured by the Collateral Agreements. The undersigned acknowledges the terms of this Agreement and agrees to be bound hereby.

                                            ___________________, as a Currency Hedge Provider

                                            By:
                                            Name:
                                            Title:

                                            Address:

                                 ACKNOWLEDGMENT

                  The undersigned may provide Cash Management Services to the
Company and the related Cash Management Obligations are to be secured by the
Collateral Agreements. The undersigned acknowledges the terms of this Agreement and agrees to be bound hereby.

                                            ___________________, as a Cash Management Provider

                                            By:
                                            Name:
                                            Title:

                                            Address:

                                   EXHIBIT II

                  THIRD AMENDMENT TO PARENT SECURITY AGREEMENT

                  THIS THIRD AMENDMENT TO PARENT SECURITY AGREEMENT (this
"Amendment"), dated as of December 27, 2000, is by and between Kaiser Aluminum
Corporation, a Delaware corporation (the "Parent Guarantor"), and Bank of
America, N.A. (successor to BankAmerica Business Credit, Inc., a Delaware corporation), as agent for the Secured Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent"). Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the
Credit Agreement, as amended by the Nineteenth Amendment.

                              W I T N E S S E T H:

                  WHEREAS, Kaiser Aluminum & Chemical Corporation (the
"Company"), the Parent Guarantor, the various financial institutions that are or may from time to time become parties to the Credit Agreement (collectively, the
"Lenders" and, individually, a "Lender"), and the Agent are parties to the
Credit Agreement, dated as of February 15, 1994, as amended by the First
Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit
Agreement and Acknowledgment, dated as of July 20, 1995, the Fourth Amendment to
Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit
Agreement, dated as of December 11, 1995, the Sixth Amendment to Credit
Agreement, dated as of October 1, 1996, the Seventh Amendment to Credit
Agreement, dated as of December 17, 1996, the Eighth Amendment to Credit
Agreement, dated as of February 24, 1997, the Ninth Amendment to Credit
Agreement and Acknowledgment, dated as of April 21, 1997, the Tenth Amendment to
Credit Agreement, dated as of June 25, 1997, the Eleventh Amendment to Credit
Agreement and Limited Waivers, dated as of October 20, 1997, the Twelfth
Amendment to Credit Agreement, dated as of January 13, 1998, the Thirteenth
Amendment to Credit Agreement, dated as of July 20, 1998, the Fourteenth
Amendment to Credit Agreement, dated as of December 11, 1998, the Fifteenth
Amendment to Credit Agreement, dated as of February 23, 1999, the Sixteenth
Amendment to Credit Agreement, dated as of March 26, 1999, the Seventeenth
Amendment to Credit Agreement, dated as of September 24, 1999, and the
Eighteenth Amendment to Credit Agreement, dated as of February 11, 2000 (the
"Credit Agreement"); and

                  WHEREAS, as of the date hereof the Company, the Parent
Guarantor, the Lenders and the Agent are entering into a Nineteenth Amendment to
Credit Agreement and Limited Waiver (the "Nineteenth Amendment"); and

                  WHEREAS, the Parent Guarantor and the Agent are parties to the
Parent Security Agreement, Financing Statement, and Conditional Assignment of
Patents and Trademarks, dated as of February 15, 1994, as amended by the First
Amendment to Parent Security Agreement, dated as of July 21, 1994, and the
Second Amendment to Parent Security Agreement, dated as of April 21, 1997 (the
"Parent Security Agreement"), and have agreed to amend the Parent Security
Agreement as herein provided; and

                  WHEREAS, the Required Lenders have consented to the execution and delivery of this Amendment by the Agent;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  Section 1.  Amendment to Parent Security Agreement.

                  Clause (a)(iii) of Section 11 of the Parent Security Agreement
is hereby amended by amending the final sentence thereof to read in its entirety as follows:

                  "Any Proceeds of any Collateral, or of the disposition by the
                  Agent of any of the Collateral (including benefits to the
                  extent provided in Section 19 hereof), shall be applied by the
                  Agent, in the following order of priority:

                           First, to payment of the costs and expenses of such
                  disposition, including the reasonable costs and out-of-pocket expenses of the Agent and attorneys' fees and costs and
                  out-of-pocket expenses of counsel (including allocated costs of in-house counsel) employed in connection therewith and to the payment of all advances made by the Agent for the account of the Parent Guarantor hereunder and the payment of all
                  reasonable costs and out-of-pocket expenses incurred by the
                  Agent in connection with the administration and enforcement of this Agreement, to the extent that such advances, costs, and expenses shall not have been reimbursed to the Agent;

                           Second, toward the satisfaction of the Secured
                  Obligations other than Obligations in respect of principal and
                  Reimbursement Obligations, Currency Hedge Obligations and Cash
                  Management Obligations;

                           Third, toward the satisfaction of the Secured
                  Obligations in respect of principal and Reimbursement
                  Obligations, including the deposit of available funds in an amount equal to the then aggregate Letter of Credit
                  Outstandings in the L/C Collateral Account in accordance with
                  Section 5.8 of the Credit Agreement;

                           Fourth, toward the satisfaction of the Currency Hedge
                  Obligations in the order agreed to by the Currency Hedge
                  Providers from time to time;

                           Fifth, toward the satisfaction of the Cash Management
                  Obligations in the order agreed to by the Cash Management
                  Providers from time to time; and

                           Sixth, any surplus to be paid to the Parent
                  Guarantor, its successors and assigns, or as a court of
                  competent jurisdiction may direct."

                  Section 2.  Parent Guarantor's Representations and Warranties.

                  In order to induce the Agent to enter into this Amendment and to amend the Parent Security Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, the Parent
Guarantor represents and warrants to each Lender and the Agent that, as of the
Nineteenth Amendment Effective Date (as defined in the Nineteenth Amendment)
after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

                  A. Authorization of Agreements. The execution and delivery of this Amendment by the Parent Guarantor and the performance of the Parent
Security Agreement as amended by this Amendment (the "Amended Agreement") by the
Parent Guarantor are within the Parent Guarantor's corporate powers and have been duly authorized by all necessary corporate action on the part of the Parent
Guarantor.

                  B. No Conflict. The execution and delivery by the Parent
Guarantor of this Amendment and the performance by the Parent Guarantor of the
Amended Agreement do not: (1) contravene the Parent Guarantor's Organic
Documents; (2) contravene the Senior Indenture, the New Senior Indenture, the
Additional New Senior Indentures or the Subordinated Indenture, or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting the
Parent Guarantor or any of its Subsidiaries; or (3) result in, or require the creation or imposition of, any Lien on any of the Parent Guarantor's properties, other than pursuant to the Loan Documents.

                  C. Binding Obligation. This Amendment has been duly executed and delivered by the Parent Guarantor and this Amendment and the Amended
Agreement constitute the legal, valid and binding obligations of the Parent
Guarantor, enforceable against the Parent Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors'
rights generally and by general principles of equity.

                  D. Governmental Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by the Parent Guarantor.

                  Section 3. Miscellaneous.

                  A. Reference to and Effect on the Parent Security Agreement
and the Other Loan Documents.

                       (1) On and after the Nineteenth Amendment Effective Date, each reference in the Parent Security Agreement to "this Agreement", "hereunder",
"hereof", "herein" or words of like import referring to the Parent Security
Agreement, and each reference in the other Loan Documents to the "Parent
Security Agreement", "thereunder", "thereof" or words of like import referring to the Parent Security Agreement shall mean and be a reference to the Amended
Agreement.

                       (2) Except as specifically amended by this Amendment, the Parent
Security Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                       (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Parent Security Agreement.

                  B. Applicable Law. THIS AMENDMENT SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK,
WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO CONFLICTS OF LAWS.

                  C. Headings. The various headings of this Amendment are
inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

                  D. Counterparts. This Amendment may be executed by the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  E. Severability. Any provision of this Amendment which is
prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

KAISER ALUMINUM CORPORATION              BANK OF AMERICA, N.A.
                                         (successor to
                                         BankAmerica Business Credit, Inc.), as Agent

By:                                      By:
Name Printed:                            Name Printed:
Its:                                     Its:

                                   EXHIBIT III

                   THIRD AMENDMENT TO COMPANY PLEDGE AGREEMENT

                  THIS THIRD AMENDMENT TO COMPANY PLEDGE AGREEMENT (this
"Amendment"), dated as of December 27, 2000, is by and between Kaiser Aluminum &
Chemical Corporation, a Delaware corporation (the "Company"), and Bank of
America, N.A. (successor to BankAmerica Business Credit, Inc., a Delaware corporation), as agent for the Secured Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent"). Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the
Credit Agreement, as amended by the Nineteenth Amendment.

                              W I T N E S S E T H:

                  WHEREAS, the Company, Kaiser Aluminum Corporation, the various financial institutions that are or may from time to time become parties to the
Credit Agreement (collectively, the "Lenders" and, individually, a "Lender"), and the Agent are parties to the Credit Agreement, dated as of February 15,
1994, as amended by the First Amendment to Credit Agreement, dated as of July
21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20,
1995, the Fourth Amendment to Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the
Sixth Amendment to Credit Agreement, dated as of October 1, 1996, the Seventh
Amendment to Credit Agreement, dated as of December 17, 1996, the Eighth
Amendment to Credit Agreement, dated as of February 24, 1997, the Ninth
Amendment to Credit Agreement and Acknowledgment, dated as of April 21, 1997, the Tenth Amendment to Credit Agreement, dated as of June 25, 1997, the Eleventh
Amendment to Credit Agreement and Limited Waivers, dated as of October 20, 1997, the Twelfth Amendment to Credit Agreement, dated as of January 13, 1998, the
Thirteenth Amendment to Credit Agreement, dated as of July 20, 1998, the
Fourteenth Amendment to Credit Agreement, dated as of December 11, 1998, the
Fifteenth Amendment to Credit Agreement, dated as of February 23, 1999, the
Sixteenth Amendment to Credit Agreement, dated as of March 26, 1999, the
Seventeenth Amendment to Credit Agreement, dated as of September 24, 1999, and the Eighteenth Amendment to Credit Agreement, dated as of February 11, 2000 (the
"Credit Agreement"); and

                  WHEREAS, as of the date hereof the Company, the Parent
Guarantor, the Lenders and the Agent are entering into a Nineteenth Amendment to
Credit Agreement and Limited Waiver (the "Nineteenth Amendment"); and

                  WHEREAS, the Company and the Agent are parties to the Company
Pledge Agreement, dated as of February 15, 1994, as amended by the First
Amendment to Company Pledge Agreement, dated as of July 21, 1994, the Second
Amendment to Company Pledge Agreement, dated as of July 20, 1995, and Pledge
Amendments, dated as of July 20, 1995, December 11, 1995, June 25, 1997 and
February 24, 1999 (the "Company Pledge Agreement"), and have agreed to amend the
Company Pledge Agreement as herein provided; and

                  WHEREAS, the Required Lenders have consented to the execution and delivery of this Amendment by the Agent;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  Section 1.  Amendment to Company Pledge Agreement.

                  Section 2.2 of the Company Pledge Agreement is hereby amended to read in its entirety as follows:

                  "SECTION 2.2. Secured Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand, or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section
                  362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)) of, all
                  Obligations of the Pledgor now existing or hereafter arising under or in connection with the Credit Agreement or any other
                  Loan Document, all Obligations of the Pledgor now existing or hereafter arising under or in connection with the Currency
                  Hedge Agreements, all Obligations of the Pledgor now existing or hereafter arising in connection with the Cash Management
                  Services, and any and all extensions or renewals thereof,
                  whether for principal, interest (including interest that, but for the filing of a petition in bankruptcy with respect to the
                  Pledgor, would accrue on such Obligations), reimbursements of amounts drawn under Letters of Credit, fees, expenses,
                  indemnities, or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or
                  unliquidated, whether or not jointly owed with others, whether or not from time to time decreased or extinguished and later increased, created, or incurred, and all or any portion of such Obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Agent or any Secured Lender as a preference,
                  fraudulent transfer, or otherwise, and any and all Obligations of the Pledgor now or hereafter existing under this Agreement, whether for advances, costs, fees, expenses, or otherwise
                  (collectively, the 'Secured Obligations')."

                  Section 2. Company's Representations and Warranties.

                  In order to induce the Agent to enter into this Amendment and to amend the Company Pledge Agreement in the manner provided herein, and to induce the Lenders to consent to such action by the Agent, the Company represents and warrants to each Lender and the Agent that, as of the Nineteenth
Amendment Effective Date (as defined in the Nineteenth Amendment) after giving effect to effectiveness of this Amendment, the following statements are true and in all material respects:

                  A. Authorization of Agreements. The execution and delivery of this Amendment by the Company and the performance of the Company Pledge
Agreement as amended by this Amendment (the "Amended Agreement") by the Company are within the Company's corporate powers and have been duly authorized by all necessary corporate action on the part of the Company.

                  B. No Conflict. The execution and delivery by the Company of this Amendment and the performance by the Company of the Amended Agreement do not:

                           (1)      contravene the Company's Organic Documents;

                           (2)      contravene the Senior Indenture, the New
Senior Indenture, the Additional New Senior Indentures or the Subordinated
Indenture or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting the Company or any of its Subsidiaries; or

                           (3)      result in, or require the creation or
imposition of, any Lien on any of the Company's properties, other than pursuant to the Loan Documents.

                  C. Binding Obligation. This Amendment has been duly executed and delivered by the Company and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

                  D. Governmental Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by the Company.

                  Section 3. Miscellaneous.

                  A. Reference to and Effect on the Company Pledge Agreement and
the Other Loan Documents.

                  (1) On and after the Nineteenth Amendment Effective Date, each reference in the Company Pledge Agreement to "this Agreement", "hereunder",
"hereof", "herein" or words of like import referring to the Company Pledge
Agreement, and each reference in the other Loan Documents to the "Company Pledge
Agreement", "thereunder", "thereof" or words of like import referring to the
Company Pledge Agreement shall mean and be a reference to the Amended Agreement.

                  (2) Except as specifically amended by this Amendment, the
Company Pledge Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Company Pledge Agreement.

                  B. Applicable Law. THIS AMENDMENT SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK,
WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO CONFLICTS OF LAWS.

                  C. Headings. The various headings of this Amendment are
inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

                  D. Counterparts. This Agreement may be executed by the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  E. Severability. Any provision of this Amendment which is
prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

KAISER ALUMINUM & CHEMICAL                 BANK OF AMERICA, N.A. (successor
   CORPORATION                                    to BankAmerica Business Credit,
                                                  Inc.), as Agent

By:                                            By:
Name Printed:                                  Name Printed:
Its:                                           Its:

                                   EXHIBIT IV
                  FIFTH AMENDMENT TO COMPANY SECURITY AGREEMENT

                  THIS FIFTH AMENDMENT TO COMPANY SECURITY AGREEMENT (this
"Amendment"), dated as of December 27, 2000, is by and between Kaiser Aluminum
& Chemical Corporation, a Delaware corporation (the "Company"), and Bank of
America, N.A. (successor to BankAmerica Business Credit, Inc., a Delaware corporation), as agent for the Secured Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent"). Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the
Credit Agreement, as amended by the Nineteenth Amendment.

                              W I T N E S S E T H:

                  WHEREAS, the Company, Kaiser Aluminum Corporation, a Delaware
corporation (the "Parent Guarantor"), the various financial institutions that are or may from time to time become parties to the Credit Agreement
(collectively, the "Lenders" and, individually, a "Lender"), and the Agent are parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second
Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20, 1995, the Fourth
Amendment to Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth Amendment to
Credit Agreement, dated as of October 1, 1996, the Seventh Amendment to Credit
Agreement, dated as of December 17, 1996, the Eighth Amendment to Credit
Agreement, dated as of February 24, 1997, the Ninth Amendment to Credit
Agreement and Acknowledgment, dated as of April 21, 1997, the Tenth Amendment to
Credit Agreement, dated as of June 25, 1997, the Eleventh Amendment to Credit
Agreement and Limited Waivers, dated as of October 20, 1997, the Twelfth
Amendment to Credit Agreement, dated as of January 13, 1998, the Thirteenth
Amendment to Credit Agreement, dated as of July 20, 1998, the Fourteenth
Amendment to Credit Agreement, dated as of December 11, 1998, the Fifteenth
Amendment to Credit Agreement, dated as of February 23, 1999, the Sixteenth
Amendment to Credit Agreement, dated as of March 26, 1999, the Seventeenth
Amendment to Credit Agreement, dated as of September 24, 1999, and the
Eighteenth Amendment to Credit Agreement, dated as of February 11, 2000 (the
"Credit Agreement"); and

                  WHEREAS, as of the date hereof the Company, the Parent
Guarantor, the Lenders and the Agent are entering into a Nineteenth Amendment to
Credit Agreement and Limited Waiver (the "Nineteenth Amendment"); and

                  WHEREAS, the Company and the Agent are parties to the Company
Security Agreement, Financing Statement and Conditional Assignment of Patents
and Trademarks, dated as of February 15, 1994, as amended by the First Amendment to Company Security Agreement, dated as of July 21, 1994, the Second Amendment to Company Security Agreement, dated as of December 11, 1995, the Third
Amendment to Company Security Agreement dated as of April 21, 1997, and the
Fourth Amendment to Company Security Agreement, dated as of July 20, 1998 (the
"Company Security Agreement"), and have agreed to amend the Company Security
Agreement as herein provided; and

                  WHEREAS, the Required Lenders have consented to the execution and delivery of this Amendment by the Agent;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  Section 1.   Amendment to Company Security Agreement.

                  A.       Section 2 of the Company Security Agreement is hereby
         amended by adding the following as the second proviso of the first paragraph thereof:

                  "; provided further that, notwithstanding anything in this
                  Agreement or in any other Loan Document to the contrary, (i)
                  with respect to any Cash Management Obligation constituting
                  Indebtedness (as defined in the Senior Indenture, the New
                  Senior Indenture or the Additional New Senior Indentures), the
                  Collateral shall not include any U.S. Fixed Assets (as defined in the Senior Indenture, the New Senior Indenture or the
                  Additional New Senior Indentures) and (ii) no Proceeds of any
                  U.S. Fixed Assets, or of the disposition by the Agent of any
                  U.S. Fixed Assets, shall be applied toward the satisfaction of any Cash Management Obligations constituting Indebtedness (as defined in the Senior Indenture, the New Senior Indenture or the Additional New Senior Indentures)."

                  B. Section 3 of the Company Security Agreement is hereby
amended by inserting the phrase "all Obligations of the Company now existing or hereafter arising in connection with Cash Management Services," following the phrase "Currency Hedge Agreements" contained therein.

                  C.   Clause (a)(iii) of Section 11 of the Company Security
Agreement is hereby amended by amending the final sentence thereof to read in its entirety as follows:

                  "Any Proceeds of any Collateral, or of the disposition by the
                  Agent of any of the Collateral (including benefits to the
                  extent provided in Section 19 hereof), shall be applied by the
                  Agent, in the following order of priority:

                           First, to payment of the costs and expenses of such
                  disposition, including the reasonable costs and out-of-pocket expenses of the Agent and attorneys' fees and costs and
                  out-of-pocket expenses of counsel (including allocated costs of in-house counsel) employed in connection therewith and to the payment of all advances made by the Agent for the account of the Company hereunder and the payment of all reasonable costs and out-of-pocket expenses incurred by the Agent in
                  connection with the administration and enforcement of this
                  Agreement, to the extent that such advances, costs, and
                  expenses shall not have been reimbursed to the Agent;

                           Second, toward the satisfaction of the Secured
                  Obligations other than Obligations in respect of principal and
                  Reimbursement Obligations, Currency Hedge Obligations and Cash
                  Management Obligations;

                           Third, toward the satisfaction of the Secured
                  Obligations in respect of principal and Reimbursement
                  Obligations, including the deposit of available funds in an amount equal to the then aggregate Letter of Credit
                  Outstandings in the L/C Collateral Account in accordance with
                  Section 5.8 of the Credit Agreement;

                           Fourth, toward the satisfaction of the Currency Hedge
                  Obligations in the order agreed to by the Currency Hedge
                  Providers from time to time;

                           Fifth, subject to the provisions of the second
                  proviso of the first paragraph of Section 2, toward the
                  satisfaction of the Cash Management Obligations in the order agreed to by the Cash Management Providers from time to time;
                  and

                           Sixth, any surplus to be paid to the Company, its
                  successors and assigns, or as a court of competent
                  jurisdiction may direct."

Section 2.    Company's Representations and Warranties.

                  In order to induce the Agent to enter into this Amendment and to amend the Company Security Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, the Company represents and warrants to each Lender and the Agent that, as of the Nineteenth
Amendment Effective Date (as defined in the Nineteenth Amendment) after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

         A. Authorization of Agreements. The execution and delivery of this
Amendment by the Company and the performance of the Company Security Agreement as amended by this Amendment (the "Amended Agreement") by the Company are within the Company's corporate powers and have been duly authorized by all necessary corporate action on the part of the Company.

         B. No Conflict. The execution and delivery by the Company of this
Amendment and the performance by the Company of the Amended Agreement do not

                  (1)      contravene the Company's Organic Documents;

                  (2) contravene the Senior Indenture, the New Senior Indenture, the Additional New Senior Indentures, or the Subordinated Indenture or
contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting the Company or any of its Subsidiaries; or

                  (3) result in, or require the creation or imposition of, any
Lien on any of the Company's properties, other than pursuant to the Loan
Documents.

         C. Binding Obligation. This Amendment has been duly executed and delivered by the Company and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Company, enforceable against the
Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

         D. Governmental Approval, Regulation, etc.  No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by the Company.

Section 3.    Miscellaneous.

         A.   Reference to and Effect on the Company Security Agreement and the
Other Loan Documents.

                           (1) On and after the Nineteenth Amendment Effective
Date, each reference in the Company Security Agreement to "this Agreement",
"hereunder", "hereof", "herein" or words of like import referring to the Company
Security Agreement, and each reference in the other Loan Documents to the "Company
Security Agreement", "thereunder", "thereof" or words of like import referring to the Company Security Agreement shall mean and be a reference to the Amended
Agreement.

                           (2) Except as specifically amended by this Amendment,
the Company Security Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                           (3) The execution, delivery and performance of this
Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the
Agent or any Lender under, the Company Security Agreement.

         B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

         C.   Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this
Amendment or any provision hereof.

         D.   Counterparts.  This Amendment may be executed by the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         E.   Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

KAISER ALUMINUM & CHEMICAL                              BANK OF AMERICA, N.A. (successor to
CORPORATION                                                 BankAmerica Business Credit, Inc.), as Agent

By:                                                         By:
Name:    David A. Cheadle                                   Name:    Michael J. Jasaitis
Its:     Assistant Treasurer                                Its:     Vice President

                                    EXHIBIT V

                     THIRD AMENDMENT TO SUBSIDIARY GUARANTY

                  THIS THIRD AMENDMENT TO SUBSIDIARY GUARANTY (this
"Amendment"), dated as of December 27, 2000, is by and between Akron Holding
Corporation, an Ohio corporation, Alpart Jamaica Inc., a Delaware corporation,
Kaiser Alumina Australia Corporation, a Delaware corporation, Kaiser Aluminium
International, Inc., a Delaware corporation, Kaiser Aluminum & Chemical
Investment, Inc., a Delaware corporation, Kaiser Aluminum Properties, Inc., a
Delaware corporation, Kaiser Aluminum Technical Services, Inc., a California
corporation, Kaiser Finance Corporation, a Delaware corporation, Kaiser Jamaica
Corporation, a Delaware corporation, Oxnard Forge Die Company, Inc., a
California corporation Kaiser Micromill Holdings, LLC, a limited liability company organized under the laws of Delaware, Kaiser Sierra Micromills, LLC, a limited liability company organized under the laws of Delaware, Kaiser Texas
Sierra Micromills, LLC, a limited liability company organized under the laws of
Texas, Texas Micromill Holdings, LLC, a limited liability company organized under the laws of Texas, Kaiser Bellwood Corporation, a Delaware corporation, and Kaiser Transaction Corp., a Delaware corporation (collectively, the
"Guarantors" and, individually, a "Guarantor"), and Bank of America, N.A.
(successor to BankAmerica Business Credit, Inc., a Delaware corporation), as agent for the Secured Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent"). Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit
Agreement, as amended by the Nineteenth Amendment.

                              W I T N E S S E T H:

                  WHEREAS, Kaiser Aluminum & Chemical Corporation (the
"Company"), Kaiser Aluminum Corporation, the various financial institutions that are or may from time to time become parties to the Credit Agreement
(collectively, the "Lenders" and, individually, a "Lender"), and the Agent are parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second
Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20, 1995, the Fourth
Amendment to Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth Amendment to
Credit Agreement, dated as of October 1, 1996, the Seventh Amendment to Credit
Agreement, dated as of December 17, 1996, the Eighth Amendment to Credit
Agreement, dated as of February 24, 1997, the Ninth Amendment to Credit
Agreement and Acknowledgment, dated as of April 21, 1997, the Tenth Amendment to
Credit Agreement, dated as of June 25, 1997, the Eleventh Amendment to Credit
Agreement and Limited Waivers, dated as of October 20, 1997, the Twelfth
Amendment to Credit Agreement, dated as of January 13, 1998, the Thirteenth
Amendment to Credit Agreement, dated as of July 20, 1998, the Fourteenth
Amendment to Credit Agreement, dated as of December 11, 1998, the Fifteenth
Amendment to Credit Agreement, dated as of February 23, 1999, the Sixteenth
Amendment to Credit Agreement, dated as of March 26, 1999, the Seventeenth
Amendment to Credit Agreement, dated as of September 24, 1999, and the
Eighteenth Amendment to Credit Agreement, dated as of February 11, 2000 (the
"Credit Agreement"); and

                  WHEREAS, as of the date hereof the Company, the Parent
Guarantor, the Lenders and the Agent are entering into a Nineteenth Amendment to
Credit Agreement and Limited Waiver (the "Nineteenth Amendment"); and

                  WHEREAS, the Guarantors and the Agent are parties to the
Subsidiary Guaranty, dated as of February 15, 1994, as amended by the First
Amendment to Subsidiary Guaranty, dated as of July 21, 1994, the Second
Amendment to Subsidiary Guaranty, dated as of December 11, 1995, and Supplements to Subsidiary Guaranty, dated as of June 25, 1997 and February 23, 1999 (the
"Subsidiary Guaranty"), and have agreed to amend the Subsidiary Guaranty as herein provided; and

                  WHEREAS, the Required Lenders have consented to the execution and delivery of this Amendment by the Agent;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  Section 1.  Amendment to Subsidiary Guaranty.

                  Section 2.1(a) of the Subsidiary Guaranty is hereby amended to read in its entirety as follows:

                  "(a) guarantee the due and prompt performance and payment in full when due, whether at stated maturity, by required
                  prepayment, declaration, acceleration, demand or otherwise and at all times thereafter (including the payment of all amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C.
                  Section 362(a)) of any and all Obligations of the Parent
                  Guarantor, the Company and their respective Subsidiaries,
                  whether now existing or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, whether for principal, interest
                  (including interest that, but for the filing of a petition in bankruptcy with respect to the Parent Guarantor, the Company or any of their respective Subsidiaries, would accrue on such
                  Obligations), fees, expenses, indemnities, or otherwise, and however arising, under the Credit Agreement, the other Loan
                  Documents and the Currency Hedge Agreements and in connection with the Cash Management Services, including those arising under successive borrowing transactions under the Credit
                  Agreement which shall either continue the Obligations of the
                  Company or from time to time renew them after they have been satisfied (the 'Company Obligations'); and"

                  Section 2. Guarantors' Representations and Warranties.

                  In order to induce the Agent to enter into this Amendment and to amend the Subsidiary Guaranty in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, each
Guarantor represents and warrants to each Lender and the Agent that, as of the
Nineteenth Amendment Effective Date (as defined in the Nineteenth Amendment)
after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

                  A. Authorization of Agreements. The execution and delivery of this Amendment by such Guarantor and the performance of the Subsidiary Guaranty as amended by this Amendment (the "Amended Agreement") by such Guarantor are within such Guarantor's corporate powers and have been duly authorized by all necessary corporate action on the part of such Guarantor.

                  B. No Conflict. The execution and delivery by such Guarantor of this Amendment and the performance by such Guarantor of the Amended Agreement do not:

                           (1)      contravene such Guarantor's Organic Documents;

                           (2)      contravene the Senior Indenture, the New
Senior Indenture, the Additional Senior Indentures or the Subordinated Indenture
or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Guarantor or any of its Subsidiaries; or

                           (3)      result in, or require the creation or
imposition of, any Lien on any of such Guarantor's properties, other than pursuant to the Loan Documents.

                  C. Binding Obligation. This Amendment has been duly executed and delivered by such Guarantor and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

                  D. Governmental Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by such Guarantor.

                  Section 3. Miscellaneous.

                  A. Reference to and Effect on the Subsidiary Guaranty and the
Other Loan Documents.

                           (1) On and after the Nineteenth Amendment Effective Date,
each reference in the Subsidiary Guaranty to "this Guaranty", "hereunder",
"hereof", "herein" or words of like import referring to the Subsidiary Guaranty, and each reference in the other Loan Documents to the "Subsidiary Guaranty",
"thereunder", "thereof" or words of like import referring to the Subsidiary
Guaranty shall mean and be a reference to the Amended Agreement.

                           (2) Except as specifically amended by this Amendment,
the Subsidiary Guaranty shall remain in full force and effect and is hereby ratified and confirmed.

                           (3) The execution, delivery and performance of this
Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the
Agent or any Lender under, the Subsidiary Guaranty.

                  B. Applicable Law. THIS AMENDMENT SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK,
WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO CONFLICTS OF LAWS.

                  C. Headings. The various headings of this Amendment are
inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

                  D. Counterparts. This Amendment may be executed by the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  E. Severability. Any provision of this Amendment which is
prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

AKRON HOLDING CORPORATION                            KAISER ALUMINUM & CHEMICAL
                                                              INVESTMENT, INC.

By:                                                  By:
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

KAISER ALUMINUM PROPERTIES,                          KAISER ALUMINUM TECHNICAL
INC.                                                          SERVICES, INC.

By:                                                  By:
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

OXNARD FORGE DIE COMPANY, INC.                       KAISER ALUMINIUM
                                                     INTERNATIONAL, INC.

By:                                                  By:
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

KAISER ALUMINA AUSTRALIA                             KAISER FINANCE CORPORATION
CORPORATION

By:                                                  By:
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

ALPART JAMAICA INC.                                  KAISER JAMAICA CORPORATION

By:                                                  By:
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

KAISER MICROMILL HOLDINGS, LLC                       KAISER SIERRA MICROMILLS, LLC

By:                                                  By:
Name Printed:  David A. Cheadle                      Name Printed: David A. Cheadle
Its:  Assistant Treasurer                            Its: Assistant Treasurer

KAISER TEXAS SIERRA MICROMILLS,                      KAISER TEXAS MICROMILL
LLC                                                  HOLDINGS, LLC

By:                                                  By:
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

KAISER BELLWOOD CORPORATION                          KAISER TRANSACTION CORP.

By:                                                  By:
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

BANK OF AMERICA, N.A. (successor to
BankAmerica Business Credit, Inc.), as Agent

By:
Name Printed:
Its:

                                   EXHIBIT VI

                FOURTH AMENDMENT TO SUBSIDIARY SECURITY AGREEMENT

                  THIS FOURTH AMENDMENT TO SUBSIDIARY SECURITY AGREEMENT
(this "Amendment"), dated as of December 27, 2000, is by and among Akron Holding
Corporation, an Ohio corporation, Kaiser Alumina Australia Corporation, a
Delaware corporation, Kaiser Aluminium International, Inc., a Delaware
corporation, Kaiser Aluminum & Chemical Investment, Inc., a Delaware
corporation, Kaiser Aluminum Properties, Inc., a Delaware corporation, Kaiser
Aluminum Technical Services, Inc., a California corporation, Kaiser Finance
Corporation, a Delaware corporation, Oxnard Forge Die Company, Inc., a
California corporation, Kaiser Micromill Holdings, LLC, a limited liability company organized under the laws of Delaware, Kaiser Sierra Micromills, LLC, a limited liability company organized under the laws of Delaware, Kaiser Texas
Sierra Micromills, LLC, a limited liability company organized under the laws of
Texas, Kaiser Texas Micromill Holdings, LLC, a limited liability company organized under the laws of Texas, Kaiser Bellwood Corporation, a Delaware corporation, and Kaiser Transaction Corp., a Delaware corporation (collectively, the "Kaiser Subsidiaries" and individually a "Kaiser Subsidiary"), and Bank of
America, N.A. (successor to BankAmerica Business Credit, Inc., a Delaware corporation), as agent for the Secured Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent"). Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the
Credit Agreement, as amended by the Nineteenth Amendment.

                              W I T N E S S E T H:

                  WHEREAS, Kaiser Aluminum & Chemical Corporation, a Delaware
corporation (the "Company"), Kaiser Aluminum Corporation, a Delaware corporation
(the "Parent Guarantor"), the various financial institutions that are or may from time to time become parties to the Credit Agreement (collectively, the
"Lenders" and, individually, a "Lender"), and the Agent are parties to the
Credit Agreement, dated as of February 15, 1994, as amended by the First
Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit
Agreement and Acknowledgment, dated as of July 20, 1995, the Fourth Amendment to
Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit
Agreement, dated as of December 11, 1995, the Sixth Amendment to Credit
Agreement, dated as of October 1, 1996, the Seventh Amendment to Credit
Agreement, dated as of December 17, 1996, the Eighth Amendment to Credit
Agreement, dated as of February 24, 1997, the Ninth Amendment to Credit
Agreement and Acknowledgment, dated as of April 21, 1997, the Tenth Amendment to
Credit Agreement and Assignment, dated as of June 25, 1997, the Eleventh
Amendment to Credit Agreement and Limited Waivers, dated as of October 20, 1997, the Twelfth Amendment to Credit Agreement, dated as of January 13, 1998, the
Thirteenth Amendment to Credit Agreement, dated as of July 20, 1998, the
Fourteenth Amendment to Credit Agreement, dated as of December 11, 1998, the
Fifteenth Amendment to Credit Agreement, dated as of February 23, 1999, the
Sixteenth Amendment to Credit Agreement, dated as of March 26, 1999, the
Seventeenth Amendment to Credit Agreement, dated as of September 24, 1999, and the Eighteenth Amendment to Credit Agreement, dated as of February 11, 2000 (the
"Credit Agreement"); and

                  WHEREAS, as of the date hereof the Company, the Parent
Guarantor, the Lenders and the Agent are entering into a Nineteenth Amendment to
Credit Agreement and Limited Waiver (the "Nineteenth Amendment"); and

                  WHEREAS, the Kaiser Subsidiaries and the Agent are parties to the Subsidiary Security Agreement, Financing Statement and Conditional
Assignment of Patents and Trademarks, dated as of February 15, 1994, as amended by the First Amendment to Subsidiary Security Agreement, dated as of July 21,
1994, the Second Amendment to Subsidiary Security Agreement, dated as of
December 11, 1995, the Third Amendment to Subsidiary Security Agreement, dated as of April 21, 1997, and Supplements to Subsidiary Security Agreement, dated as of June 25, 1997 and February 23, 1999 (the "Subsidiary Security Agreement"),
and have agreed to amend the Subsidiary Security Agreement as herein provided;
and

                  WHEREAS, the Required Lenders have consented to the execution and delivery of this Amendment by the Agent;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  Section 1.        Amendment to Subsidiary Security Agreement.

                           A.       Section 2 of the Subsidiary Security
         Agreement is hereby amended by adding the following as the second proviso of the first paragraph thereof:

                  "; provided further that, notwithstanding anything in this
                  Agreement or in any other Loan Document to the contrary, (i)
                  with respect to any Cash Management Obligation constituting
                  Indebtedness (as defined in the Senior Indenture, the New
                  Senior Indenture or the Additional New Senior Indentures), the
                  Collateral shall not include any U.S. Fixed Assets (as defined in the Senior Indenture, the New Senior Indenture or the
                  Additional New Senior Indentures) and (ii) no Proceeds of any
                  U.S. Fixed Assets, or of the disposition by the Agent of any
                  U.S. Fixed Assets, shall be applied toward the satisfaction of any Cash Management Obligations constituting Indebtedness (as defined in the Senior Indenture, the New Senior Indenture or the Additional New Senior Indentures)."

                           B.       Clause (a)(iii) of Section 11 of the
         Subsidiary Security Agreement is hereby amended by amending the final sentence thereof to read in its entirety as follows:

                  "Any Proceeds of any Collateral, or of the disposition by the
                  Agent of any of the Collateral (including benefits to the
                  extent provided in Section 19 hereof), shall be applied by the
                  Agent, in the following order of priority:

                           First, to payment of the costs and expenses of such
                  disposition, including the reasonable costs and out-of-pocket expenses of the Agent and attorneys' fees and costs and
                  out-of-pocket expenses of counsel (including allocated costs of in-house counsel) employed in connection therewith and to the payment of all advances made by the Agent for the account of any Kaiser Subsidiary hereunder and the payment of all
                  reasonable costs and out-of-pocket expenses incurred by the
                  Agent in connection with the administration and enforcement of this Agreement, to the extent that such advances, costs, and expenses shall not have been reimbursed to the Agent;

                           Second, toward the satisfaction of the Secured
                  Obligations other than Obligations in respect of principal and
                  Reimbursement Obligations, Currency Hedge Obligations and Cash
                  Management Obligations;

                           Third, toward the satisfaction of the Secured
                  Obligations in respect of principal and Reimbursement
                  Obligations, including the deposit of available funds in an amount equal to the then aggregate Letter of Credit
                  Outstandings in the L/C Collateral Account in accordance with
                  Section 5.8 of the Credit Agreement;

                           Fourth, toward the satisfaction of the Currency Hedge
                  Obligations in the order agreed to by the Currency Hedge
                  Providers from time to time;

                           Fifth, subject to the provisions of the second
                  proviso of the first paragraph of Section 2, toward the
                  satisfaction of the Cash Management Obligations in the order agreed to by the Cash Management Providers from time to time;
                  and

                           Sixth, any surplus to be paid to such Kaiser
                  Subsidiary, its successors and assigns, or as a court of
                  competent jurisdiction may direct."

                  Section 2.        Kaiser Subsidiaries' Representations and
Warranties.

                  In order to induce the Agent to enter into this Amendment and to amend the Subsidiary Security Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, each Kaiser
Subsidiary represents and warrants to each Lender and the Agent that, as of the
Nineteenth Amendment Effective Date (as defined in the Nineteenth Amendment)
after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

                  A. Authorization of Agreements. The execution and delivery of this Amendment by such Kaiser Subsidiary and the performance of the Subsidiary
Security Agreement as amended by this Amendment (the "Amended Agreement") by such Kaiser Subsidiary are within such Kaiser Subsidiary's corporate powers or company powers, as the case may be, and have been duly authorized by all necessary corporate action or company action, as the case may be, on the part of such Kaiser Subsidiary.

                  B. No Conflict. The execution and delivery by such Kaiser
Subsidiary of this Amendment and the performance by such Kaiser Subsidiary of the Amended Agreement do not:

                           (1)      contravene such Kaiser Subsidiary's Organic
Documents or the Organizational Agreements;

                           (2)      contravene the Senior Indenture, the New
Senior Indenture, the Additional Senior Indentures or the Subordinated Indenture
or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Kaiser Subsidiary or any of its Subsidiaries; or

                           (3)      result in, or require the creation or
imposition of, any Lien on any of such Kaiser Subsidiary's properties, other than pursuant to the Loan Documents.

                  C. Binding Obligation. This Amendment has been duly executed and delivered by such Kaiser Subsidiary and this Amendment and the Amended
Agreement constitute the legal, valid and binding obligations of such Kaiser
Subsidiary, enforceable against such Kaiser Subsidiary in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors'
rights generally and by general principles of equity.

                  D. Governmental Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by such Kaiser Subsidiary.

                  Section 3. Miscellaneous.

                  A. Reference to and Effect on the Subsidiary Security
Agreement and the Other Loan Documents.

                           (1) On and after the Nineteenth Amendment Effective
Date, each reference in the Subsidiary Security Agreement to "this Agreement",
"hereunder", "hereof", "herein" or words of like import referring to the
Subsidiary Security Agreement, and each reference in the other Loan Documents to the "Subsidiary Security Agreement", "thereunder", "thereof" or words of like import referring to the Subsidiary Security Agreement shall mean and be a reference to the Amended Agreement.

                           (2) Except as specifically amended by this Amendment,
the Subsidiary Security Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                           (3) The execution, delivery and performance of this
Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the
Agent or any Lender under, the Subsidiary Security Agreement.

                  B. Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

                  C. Headings. The various headings of this Amendment are
inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

                  D. Counterparts. This Agreement may be executed by the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  E. Severability. Any provision of this Amendment which is
prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

BANK OF AMERICA, N.A. (successor to
BankAmerica Business Credit, Inc.), as Agent
By:
Name: Michael J. Jasaitis
Its: Vice President

AKRON HOLDING CORPORATION                            KAISER ALUMINUM & CHEMICAL
                                                     INVESTMENT, INC.

By:                                                  By:
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

KAISER ALUMINUM PROPERTIES,                          KAISER ALUMINUM TECHNICAL
INC.                                                 SERVICES, INC.

By:                                                  By:
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

OXNARD FORGE DIE COMPANY, INC.                       KAISER ALUMINIUM
                                                     INTERNATIONAL, INC.

By:                                                  By:
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

KAISER ALUMINA AUSTRALIA                             KAISER FINANCE CORPORATION
CORPORATION

By:                                                  By:
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

KAISER MICROMILL HOLDINGS, LLC                       KAISER SIERRA MICROMILLS, LLC

By:                                                  By:
Name Printed:  David A. Cheadle                      Name Printed: David A. Cheadle
Its:  Assistant Treasurer                            Its: Assistant Treasurer

KAISER TEXAS SIERRA MICROMILLS,                      KAISER TEXAS MICROMILL
LLC                                                  HOLDINGS, LLC

By:                                                  By:
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

KAISER BELLWOOD CORPORATION                          KAISER TRANSACTION CORP.

By:                                                  By:
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

                                   EXHIBIT VII

RECORDING REQUESTED BY:

                                                                                                                                                                                                EXHIBIT VII
AND WHEN RECORDED MAIL TO:

O'Melveny & Myers LLP
275 Battery Street, 26th Floor
San Francisco, California  94111-3305
Attn:    Jill H. Matichak, Esq.
         (File No. 019,368-663)

              THIRD AMENDMENT TO DEED OF TRUST WITH POWER OF SALE,
                         ASSIGNMENT OF LEASES AND RENTS,
                       SECURITY AGREEMENT, FIXTURE FILING
                             AND FINANCING STATEMENT

                  THIS THIRD AMENDMENT TO DEED OF TRUST WITH POWER OF SALE,
ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING
STATEMENT (this "THIRD AMENDMENT") is made as of December 27, 2000 by and between KAISER ALUMINUM & CHEMICAL CORPORATION, a Delaware corporation
("TRUSTOR"), whose address is 5847 San Felipe, Suite 2600, Houston Texas 77057, and BANK OF AMERICA, N.A. (successor to BankAmerica Business Credit, Inc., a
Delaware corporation) ("BANK OF AMERICA"), as agent for the Secured Lenders, having an office at 55 South Lake Avenue, Suite 900, Pasadena, California 91101
(Bank of America, in its capacity as agent for the Secured Lenders, shall be referred to hereinafter as "BENEFICIARY").

                                R E C I T A L S :

                  A. Pursuant to that certain Credit Agreement, dated as of
February 15, 1994 (the "CREDIT AGREEMENT") between Trustor, Kaiser Aluminum
Corporation, a Delaware corporation ("PARENT GUARANTOR"), Bank of America and various other financial institutions named therein (which financial institutions, together with Bank of America in its capacity as lender, shall be referred to hereinafter collectively as "BANK LENDERS") and Beneficiary, Bank
Lenders agreed to make certain revolving loans and other financial commitments to Trustor (the "LOANS"). Except as otherwise provided in this Third Amendment, all initially capitalized terms used herein without definition shall have the same meaning as in the Credit Agreement, as amended.

                  B. The Loans are secured by, among other things, that certain
Deed of Trust with Power of Sale, Assignment of Leases and Rents, Security
Agreement, Fixture Filing and Financing Statement dated as of February 15, 1994, executed by Trustor, as trustor, to Chicago Title Insurance Company, as trustee, for the benefit of Beneficiary as agent of Bank Lenders, as beneficiary, and recorded on __________ in the Official Records of _________ County, __________
at Volume _____, Page _____ (the "ORIGINAL DEED OF TRUST"), as amended by the
First Amendment to Deed of Trust with Power of Sale, Assignment of Leases and
Rents, Security Agreement, Fixture Filing and Financing Statement (the "FIRST
AMENDMENT") dated as of July 21, 1994 and recorded on __________ in the Official
Records of _________ County, __________ as Instrument _____, Volume _____, Page
_____ and the Second Amendment to Deed of Trust with Power of Sale, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement
(the "SECOND AMENDMENT") dated as of March 10, 1995 and recorded on __________
in the Official Records of __________County, _________ as Instrument _____,
Volume ____, Page __ (as so amended, the "DEED OF TRUST").

                  C. The Deed of Trust encumbers that certain real property
located in __________ County, _________ as more particularly described in
Exhibit A, attached hereto, and by this reference incorporated herein.

                  D. Concurrently herewith, Trustor, Parent Guarantor and Bank
Lenders have agreed to amend the Credit Agreement to, among other things, permit the Cash Management Providers (as defined in the Credit Agreement) to provide
Cash Management Services (as defined in the Credit Agreement) to Trustor and provide that Trustor's obligations in respect thereof shall be secured by the
Deed of Trust, all as set forth in that certain Nineteenth Amendment to Credit
Agreement and Limited Waiver dated of even date herewith by and between Trustor,
Parent Guarantor, Lenders and Beneficiary (the "NINETEENTH CREDIT AGREEMENT
AMENDMENT").

                  E. Trustor and Beneficiary desire to amend the Deed of Trust to reflect and evidence the amendments and modifications set forth in the
Nineteenth Credit Agreement Amendment.

                  NOW, THEREFORE, with reference to the foregoing Recitals and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor and Beneficiary further agree as follows:

                           1.   The definitions of "Lenders" and "Secured
                                Obligations" set forth in Exhibit C of the Deed
                                of Trust shall be amended to read in their
                                entirety as follows:

                           "'Lender' and 'Lenders' shall mean the Bank Lenders,
                  the Currency Hedge Providers (as defined in the Credit
                  Agreement) and the Cash Management Providers (as defined in the Credit Agreement)."

                           "'Secured Obligations' means (A) all Obligations,
                  whether now existing or hereafter arising, of Trustor under or in connection with the Credit Agreement or any other Loan
                  Documents, (B) all Obligations, whether now existing or
                  hereafter arising, of Trustor under or in connection with the
                  Currency Hedge Agreements (as defined in the Credit Agreement)
                  and (C) all Obligations, whether now existing or hereafter arising, of Trustor arising in connection with the Cash
                  Management Services (as defined in the Credit Agreement),
                  whether for advances, costs, fees, expenses, or otherwise;
                  provided, however, that the Secured Obligations shall not
                  include any Cash Management Obligation (as defined in the
                  Credit Agreement) constituting Indebtedness (as defined in the
                  Senior Indenture (as defined in the Credit Agreement), the
                  Additional New Senior Indenture (as defined in the Credit
                  Agreement) or the New Senior Indentures (as defined in the
                  Credit Agreement))."

                              2.       Section 3.9 of the Deed of Trust is hereby
                           amended to read in its entirety as follows:

                           First, to payment of the costs and expenses of
                  disposing of the Collateral and realizing Proceeds, including the reasonable costs and out-of-pocket expenses of Beneficiary and the Lenders, and attorneys' fees and costs and
                  out-of-pocket expenses of counsel employed in connection
                  therewith and to the payment of all advances made by
                  Beneficiary and the Lenders for the account of Trustor
                  hereunder and the payment of all reasonable costs and
                  out-of-pocket expenses incurred by Beneficiary in connection with the administration and enforcement, and by any Lender in connection with the enforcement, of this Deed of Trust, to the extent that such advances, costs, and expenses shall not have been reimbursed to Beneficiary or the Lenders, as the case may be;

                           Second, toward the satisfaction of the Secured
                  Obligations other than Obligations in respect of principal and
                  Reimbursement Obligations, Currency Hedge Obligations and Cash
                  Management Obligations;

                           Third, toward the satisfaction of the Secured
                  Obligations in respect of principal and Reimbursement
                  Obligations, including the deposit of available funds in an amount equal to the then aggregate Letter of Credit
                  Outstandings in the L/C Collateral Account in accordance with
                  Section 5.8 of the Credit Agreement;

                           Fourth, toward the satisfaction of the Currency Hedge
                  Obligations in the order agreed to by the Currency Hedge
                  Providers from time to time;

                           Fifth, toward the satisfaction of the Cash Management
                  Obligations that constitute Secured Obligations in the order agreed to by the Cash Management Providers from time to time;
                  and

                           Sixth, any surplus to be paid to the Trustor, its
                  successors and assigns, or as a court of competent
                  jurisdiction may direct.

                                3. Trustor's obligations
                            evidenced by the Credit Agreement, as
                            amended by the Nineteenth Credit Agreement
                            Amendment, shall continue to be secured by
                            the Deed of Trust. Except as amended by this
                            Third Amendment, the Deed of Trust shall
                            remain unmodified and in full force and
                            effect. The parties hereto hereby ratify and
                            confirm the Deed of Trust as amended hereby.

                                4.  It is the intent of
                            each of the parties hereto that the Deed of
                            Trust, as modified and amended by the First
                            Amendment, the Second Amendment and this
                            Third Amendment, shall have and retain the
                            priority established at the time of its
                            original recordation on February 18, 1994
                            (the "ORIGINAL RECORDING DATE"). To the
                            extent that any court of law or equity
                            determines that the priority of this Third
                            Amendment may not relate back to the
                            Original Recording Date, then (i) this Third
                            Amendment shall be bifurcated from the Deed
                            of Trust such that the obligations of
                            Trustor with respect to the Cash Management
                            Services, secured by this Third Amendment,
                            shall have such priority as is established
                            at the time of recordation of this Third
                            Amendment in the Official Records of
                            __________ County, ______, and (ii) the Deed
                            of Trust, as unamended by this Third
                            Amendment, shall continue to secure the
                            obligations of Trustor under the Credit
                            Agreement, as unamended by the Nineteenth
                            Credit Agreement Amendment, and the other
                            Secured Obligations set forth in the Deed of
                            Trust, and shall continue to have the
                            priority described in paragraph 2 of the
                            Second Amendment. In no event shall this
                            Third Amendment destroy, impair or otherwise
                            affect the priority of the Deed of Trust
                            established on the Original Recording Date.

                                5.        This Third Amendment
                            shall be governed by and construed in
                            accordance with the laws in the State of
                            ______ without giving effect to the conflict
                            of law principles of said State.

                                6.        This Third Amendment
                            may be executed in counterparts, each of
                            which shall be deemed an original, but all
                            of which when taken together shall
                            constitute one and the same instrument. The
                            signature page of any counterpart may be
                            detached therefrom without impairing the
                            legal effect of the signature(s) thereon and
                            attached to any other counterpart identical
                            thereto except having additional signature
                            pages attached to it.

                                7.        In the event of any
                            inconsistencies between the provisions of
                            this Third Amendment and the provisions of
                            the Deed of Trust, the provisions of this
                            Third Amendment shall govern and prevail.

                                8.        The relationship of
                            Trustor and Beneficiary with respect to the
                            Loans and the matters set forth herein is
                            that of creditor and debtor respectively and
                            by virtue of entering into the Third Credit
                            Agreement Amendment and performing their
                            respective obligations thereunder, Trustor
                            and Beneficiary do not intend to form a
                            partnership or joint venture or any other
                            relationship other than that of creditor and
                            debtor respectively.

                  IN WITNESS WHEREOF, the duly authorized representatives of
Trustor and Beneficiary have executed this Third Amendment as of the date first above written.

                                    "TRUSTOR"
                                    KAISER ALUMINUM & CHEMICAL
                                    CORPORATION, a Delaware corporation

                                    By:
                                    Name: David A. Cheadle
                                    Its:  Assistant Treasurer

                                     "BENEFICIARY"
                                     BANK OF AMERICA, N.A. (successor to BankAmerica
                                     Business Credit, Inc., a Delaware corporation)

                                     By:
                                     Name: Michael J. Jasaitis
                                     Its:  Vice President

                                ACKNOWLEDGEMENTS

STATE OF ___________________                )
                                            )
COUNTY OF __________________                )

                  On December __, 2000, before me, _____________________, a
Notary Public in and for said State, personally appeared
______________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.
Signature         ________________________________ (Seal)

STATE OF ___________________                )
                                            )
COUNTY OF __________________                )

                  On December __, 2000, before me, _____________________, a
Notary Public in and for said State, personally appeared
______________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.
                                  Signature________________________________ (Seal)

                                                                                                                                                                                                Signature________________________________ (Seal)

                                  EXHIBIT VIII

RECORDING REQUESTED BY:

                                                                                                                                                                                                EXHIBIT VIII
O'Melveny & Myers LLP
275 Battery Street, 26th Floor
San Francisco, California  94111-3305
Attn:    Jill H. Matichak, Esq.
         (File No. 019,368-663)

                 THIRD AMENDMENT TO MORTGAGE WITH POWER OF SALE,
                         ASSIGNMENT OF LEASES AND RENTS,
                       SECURITY AGREEMENT, FIXTURE FILING
                             AND FINANCING STATEMENT

                  THIS THIRD AMENDMENT TO MORTGAGE WITH POWER OF SALE,
ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING
STATEMENT (this "THIRD AMENDMENT") is made as of December 27, 2000 by and between KAISER ALUMINUM & CHEMICAL CORPORATION, a Delaware corporation
("MORTGAGOR"), whose address is 5847 San Felipe, Suite 2600, Houston Texas
77057, and BANK OF AMERICA, N.A. (successor to BankAmerica Business Credit,
Inc., a Delaware corporation) ("BANK OF AMERICA"), as agent for the Secured
Lenders, having an office at 55 South Lake Avenue, Suite 900, Pasadena,
California 91101 (Bank of America, in its capacity as agent for the Secured
Lenders, shall be referred to hereinafter as "MORTGAGEE").

                                R E C I T A L S :

                  A. Pursuant to that certain Credit Agreement dated as of
February 15, 1994 (the "CREDIT AGREEMENT") between Mortgagor, Kaiser Aluminum
Corporation, a Delaware corporation ("PARENT GUARANTOR"), Bank of America and various other financial institutions named therein (which financial institutions, together with Bank of America in its capacity as lender, shall be referred to hereinafter collectively as "BANK LENDERS") and Mortgagee, Bank
Lenders agreed to make certain revolving loans and other financial commitments to Mortgagor (the "LOANS"). Except as otherwise provided in this Third
Amendment, all initially capitalized terms used herein without definition shall have the same meaning as in the Credit Agreement, as amended.

                  B. The Loans are secured by, among other things, that certain
Mortgage with Power of Sale, Assignment of Leases and Rents, Security Agreement,
Fixture Filing and Financing Statement dated as of February 15, 1994, executed by Mortgagor, as mortgagor, to Mortgagee as agent of Bank Lenders, as mortgagee, and recorded on __________ in the Official Records of __________ County,
__________ at Volume _____, Page _____ (the "ORIGINAL MORTGAGE"), as amended by the First Amendment to Mortgage with Power of Sale, Assignment of Leases and
Rents, Security Agreement, Fixture Filing and Financing Statement (the "FIRST
AMENDMENT") dated as of July 21, 1994 and recorded on __________ in the Official
Records of _________ County, __________ as Instrument __________, Volume _____,
Page _____ and the Second Amendment to Mortgage with Power of Sale, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement
(the "SECOND AMENDMENT") dated as of March 10, 1995 and recorded on __________
in the Official Records of __________ County, __________ as Instrument _____,
Volume ____, Page __ (as so amended, the "MORTGAGE").

                  C. The Mortgage encumbers that certain real property located in __________ County, __________ as more particularly described in Exhibit A, attached hereto, and by this reference incorporated herein.

                  D. Concurrently herewith, Mortgagor, Parent Guarantor and Bank
Lenders have agreed to amend the Credit Agreement to, among other things, permit the Cash Management Providers (as defined in the Credit Agreement) to provide
Cash Management Services (as defined in the Credit Agreement) to Mortgagor and provide that Mortgagor's obligations in respect thereof shall be secured by the
Mortgage, all as set forth in that certain Nineteenth Amendment to Credit
Agreement dated of even date herewith by and between Mortgagor, Parent
Guarantor, Lenders and Mortgagee (the "NINETEENTH CREDIT AGREEMENT AMENDMENT").

                  E. Mortgagor and Mortgagee desire to amend the Mortgage to reflect and evidence the amendments and modifications set forth in the
Nineteenth Credit Agreement Amendment.

                  NOW, THEREFORE, with reference to the foregoing Recitals and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor and Mortgagee further agree as follows:

                   1.    The definitions of "Lenders" and "Secured Obligations" set forth in Exhibit C of the Mortgage shall be amended to read in their entirety as follows:

                      "'Lender' and 'Lenders' shall mean the Bank Lenders, the
                   Currency Hedge Providers (as defined in the Credit Agreement)
                   and the Cash Management Providers (as defined in the Credit
                   Agreement)."

                      "'Secured Obligations' means (A) all Obligations, whether
                   now existing or hereafter arising, of Mortgagor under or in connection with the Credit Agreement or any other Loan
                   Documents, (B) all Obligations, whether now existing or
                   hereafter arising, of Mortgagor under or in connection with the Currency Hedge Agreements (as defined in the Credit
                   Agreement) and (C) all Obligations, whether now existing or hereafter arising, of Mortgagor arising in connection with the Cash Management Services (as defined in the Credit
                   Agreement), whether for advances, costs, fees, expenses, or otherwise; provided, however, that the Secured Obligations shall not include any Cash Management Obligation (as defined in the Credit Agreement) constituting Indebtedness (as
                   defined in the Senior Indenture (as defined in the Credit
                   Agreement), the Additional New Senior Indenture (as defined in the Credit Agreement) or the New Senior Indentures (as
                   defined in the Credit Agreement))."

                  2. Section 3.9 of the Mortgage is hereby amended to read in its entirety as follows:

                     First, to payment of the costs and expenses of
                  disposing of the Collateral and realizing Proceeds, including the reasonable costs and out-of-pocket expenses of Mortgagee and the Lenders, and attorneys' fees and costs and
                  out-of-pocket expenses of counsel employed in connection
                  therewith and to the payment of all advances made by Mortgagee and the Lenders for the account of Mortgagor hereunder and the payment of all reasonable costs and out-of-pocket expenses incurred by Mortgagee in connection with the administration and enforcement, and by any Lender in connection with the
                  enforcement, of this Mortgage, to the extent that such
                  advances, costs, and expenses shall not have been reimbursed to Mortgagee or the Lenders, as the case may be;

                     Second, toward the satisfaction of the Secured Obligations other than Obligations in respect of principal and
                  Reimbursement Obligations, Currency Hedge Obligations and Cash
                  Management Obligations;

                     Third, toward the satisfaction of the Secured Obligations
                  in respect of principal and Reimbursement Obligations,
                  including the deposit of available funds in an amount equal to the then aggregate Letter of Credit Outstandings in the L/C
                  Collateral Account in accordance with Section 5.8 of the
                  Credit Agreement;

                     Fourth, toward the satisfaction of the Currency Hedge
                  Obligations in the order agreed to by the Currency Hedge
                  Providers from time to time;

                     Fifth, toward the satisfaction of the Cash Management
                  Obligations that constitute Secured Obligations in the order agreed to by the Cash Management Providers from time to time;
                  and

                     Sixth, any surplus to be paid to the Mortgagor, its
                  successors and assigns, or as a court of competent
                  jurisdiction may direct.

                3. Mortgagor's obligations evidenced by the Credit Agreement, as amended by the Nineteenth Credit Agreement Amendment, shall continue to be secured by the Mortgage. Except as amended by this Third Amendment, the Mortgage shall remain unmodified and in full force and effect. The parties hereto hereby ratify and confirm the Mortgage as amended hereby.

                4. It is the intent of each of the parties hereto that the
Mortgage, as modified and amended by the First Amendment, the Second Amendment and this Third Amendment, shall have and retain the priority established at the time of its original recordation on February 18, 1994 (the "ORIGINAL RECORDING
DATE"). To the extent that any court of law or equity determines that the priority of this Third Amendment may not relate back to the Original Recording
Date, then (i) this Third Amendment shall be bifurcated from the Mortgage such that the obligations of Mortgagor with respect to the Cash Management Services, secured by this Third Amendment, shall have such priority as is established at the time of recordation of this Third Amendment in the Official Records of _____
County, ___, and (ii) the Mortgage, as unamended by this Third Amendment, shall continue to secure the obligations of Mortgagor under the Credit Agreement, as unamended by the Nineteenth Credit Agreement Amendment, and the other Secured
Obligations set forth in the Mortgage, and shall continue to have the priority described in paragraph 2 of the Second Amendment. In no event shall this Third
Amendment destroy, impair or otherwise affect the priority of the Mortgage established on the Original Recording Date.

                 5. This Third Amendment shall be governed by and construed in accordance with the laws in the State of ___ without giving effect to the conflict of law principles of said State.

                 6. This Third Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s)
thereon and attached to any other counterpart identical thereto except having additional signature pages attached to it.

                 7. In the event of any inconsistencies between the provisions of this Third Amendment and the provisions of the Mortgage, the provisions of this Third Amendment shall govern and prevail.

                 8. The relationship of Mortgagor and Mortgagee with respect to the Loans and the matters set forth herein is that of creditor and debtor respectively and by virtue of entering into the Third Credit Agreement Amendment and performing their respective obligations thereunder, Mortgagor and Mortgagee do not intend to form a partnership or joint venture or any other relationship other than that of creditor and debtor respectively.

                 IN WITNESS WHEREOF, the duly authorized representatives of
Mortgagor and Mortgagee have executed this Third Amendment as of the date first above written.

                                            "MORTGAGOR"
                                            KAISER ALUMINUM & CHEMICAL
                                            CORPORATION, a Delaware corporation
                                            By:
                                            Name: David A. Cheadle
                                            Its:  Assistant Treasurer

                                            "MORTGAGEE"
                                            BANK OF AMERICA, N.A. (successor to BankAmerica
                                            Business Credit, Inc., a Delaware corporation)
                                            By:
                                            Name: Michael J. Jasaitis
                                            Its:  Vice President

                                ACKNOWLEDGEMENTS

STATE OF ___________________                )
                                            )
COUNTY OF __________________                )

                  On December __, 2000, before me, _____________________, a
Notary Public in and for said State, personally appeared
______________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.
Signature         ________________________________ (Seal)

STATE OF ___________________                )
                                            )
COUNTY OF __________________                )

                  On December __, 2000, before me, _____________________, a
Notary Public in and for said State, personally appeared
______________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.
Signature         ________________________________ (Seal)

                                    EXHIBIT A
                          LEGAL DESCRIPTION OF PROPERTY

                                   EXHIBIT IX

             SECOND AMENDMENT TO INTERCOMPANY NOTE PLEDGE AGREEMENT

                  THIS SECOND AMENDMENT TO INTERCOMPANY NOTE PLEDGE AGREEMENT
(this "Amendment"), dated as of December 27, 2000, is by and among Kaiser Export
Company, a California corporation, and Kaiser Bauxite Company, a Nevada corporation, (collectively, the "Pledgors" and, individually, a "Pledgor"), and
Bank of America, N.A. (successor to BankAmerica Business Credit, Inc., a
Delaware corporation), as agent for the Secured Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent").
Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement, as amended by the Nineteenth Amendment.

                              W I T N E S S E T H:

                  WHEREAS, Kaiser Aluminum & Chemical Corporation (the
"Company"), Kaiser Aluminum Corporation, the various financial institutions that are or may from time to time become parties to the Credit Agreement
(collectively, the "Lenders" and, individually, a "Lender"), and the Agent are parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second
Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20, 1995, the Fourth
Amendment to Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth Amendment to
Credit Agreement, dated as of October 1, 1996, the Seventh Amendment to Credit
Agreement, dated as of December 17, 1996, the Eighth Amendment to Credit
Agreement, dated as of February 24, 1997, the Ninth Amendment to Credit
Agreement and Acknowledgment, dated as of April 21, 1997, the Tenth Amendment to
Credit Agreement and Assignment, dated as of June 25, 1997, the Eleventh
Amendment to Credit Agreement and Limited Waivers, dated as of October 20, 1997, the Twelfth Amendment to Credit Agreement, dated as of January 13, 1998, the
Thirteenth Amendment to Credit Agreement, dated as of July 20, 1998, the
Fourteenth Amendment to Credit Agreement, dated as of December 11, 1998, the
Fifteenth Amendment to Credit Agreement, dated as of February 23, 1999, the
Sixteenth Amendment to Credit Agreement, dated as of March 26, 1999, the
Seventeenth Amendment to Credit Agreement, dated as of September 24, 1999, and the Eighteenth Amendment to Credit Agreement, dated as of February 11, 2000 (the
"Credit Agreement"); and

                  WHEREAS, as of the date hereof the Company, the Parent
Guarantor, the Lenders and the Agent are entering into a Nineteenth Amendment to
Credit Agreement and Limited Waiver (the "Nineteenth Amendment"); and

                  WHEREAS, the Pledgors and the Agent are parties to the
Intercompany Note Pledge Agreement, dated as of February 15, 1994, as amended by the First Amendment to Intercompany Note Pledge Agreement, dated as of July 21,
1994 (the "Intercompany Note Pledge Agreement"), and have agreed to amend the
Intercompany Note Pledge Agreement as herein provided; and

                  WHEREAS, the Required Lenders have consented to the execution and delivery of this Amendment by the Agent;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  Section 1.  Amendment to Intercompany Note Pledge Agreement.

                  Section 2.3 of the Intercompany Note Pledge Agreement is
amended to read in its entirety as follows:

                  "SECTION 2.3. Secured Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand, or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section
                  362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)) of, all
                  Obligations of the Parent Guarantor, the Company, and their respective Subsidiaries, whether now existing or hereafter arising under or in connection with the Credit Agreement or any other Loan Document, all Obligations of the Company now existing or hereafter arising under or in connection with the
                  Currency Hedge Agreements, all Obligations of the Company now
                  existing or hereafter arising in connection with the Cash
                  Management Services, and any and all extensions or renewals, thereof, whether for principal, interest (including interest that, but for the filing of a petition in bankruptcy with
                  respect to the Parent Guarantor, the Company or any of their respective Subsidiaries, would accrue on such Obligations), reimbursements of amounts drawn under Letters of Credit, fees, expenses, indemnities, or otherwise, whether voluntary or
                  involuntary, direct or indirect, absolute or contingent,
                  liquidated or unliquidated, whether or not jointly owed with others, whether or not from time to time decreased or
                  extinguished and later increased, created, or incurred, and all or any portion of such Obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Agent or any Secured Lender as a preference, fraudulent transfer, or otherwise, and any and all Obligations of any Pledgor now or hereafter existing under this Agreement, whether for advances, costs, fees, expenses, or otherwise (collectively, the 'Secured Obligations')."

                  Section 2. Pledgors' Representations and Warranties.

                  In order to induce the Agent to enter into this Amendment and to amend the Intercompany Note Pledge Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, each
Pledgor represents and warrants to each Lender and the Agent that, as of the
Nineteenth Amendment Effective Date (as defined in the Nineteenth Amendment)
after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

                  A.       Authorization of Agreements.  The execution and
delivery of this Amendment by such Pledgor and the performance of the
Intercompany Note Pledge Agreement as amended by this Amendment (the "Amended
Agreement") by such Pledgor are within such Pledgor's corporate powers and have been duly authorized by all necessary corporate action on the part of such Pledgor.

                  B.       No Conflict.  The execution and delivery by such
Pledgor of this Amendment and the performance by such Pledgor of the Amended
Agreement do not:

                           (1)      contravene such Pledgor's Organic Documents;

                           (2)      contravene the Senior Indenture, the New
Senior Indenture, the Additional New Senior Indentures or the Subordinated
Indenture or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Pledgor or any of its Subsidiaries; or

                           (3)      result in, or require the creation or
imposition of, any Lien on any of such Pledgor's properties, other than pursuant to the Loan Documents.

                  C. Binding Obligation. This Amendment has been duly executed and delivered by such Pledgor and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of such Pledgor, enforceable against such Pledgor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

                  D. Governmental Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by such Pledgor.

                  Section 3.  Miscellaneous.

                  A. Reference to and Effect on the Intercompany Note Pledge Agreement and
the Other Loan Documents.

                           (1) On and after the Nineteenth Amendment Effective
Date, each reference in the Intercompany Note Pledge Agreement to "this
Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Intercompany Note Pledge Agreement, and each reference in the other Loan
Documents to the "Intercompany Note Pledge Agreement", "thereunder", "thereof"
or words of like import referring to the Intercompany Note Pledge Agreement shall mean and be a reference to the Amended Agreement.

                           (2) Except as specifically amended by this Amendment,
the Intercompany Note Pledge Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                           (3) The execution, delivery and performance of this
Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the
Agent or any Lender under, the Intercompany Note Pledge Agreement.

                  B. Applicable Law. THIS AMENDMENT SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK,
WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO CONFLICTS OF LAWS.

                  C. Headings. The various headings of this Amendment are
inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

                  D. Counterparts. This Amendment may be executed by the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  E. Severability. Any provision of this Amendment which is
prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

KAISER BAUXITE COMPANY                               KAISER EXPORT COMPANY

By:                                                  By:
Name Printed:  David A. Cheadle                      Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                            Its:  Assistant Treasurer

BANK OF AMERICA, N.A. (successor to
BankAmerica Business Credit, Inc.), as Agent

By:
Name Printed:
Its: